As filed with the Securities and Exchange Commission on August 18, 2005

                                                             File No. 333-126372


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No. 2
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)



                           PIONEER MONEY MARKET TRUST

               (Exact Name of Registrant as Specified in Charter)



                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to: David C. Phelan, Esq.
           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                               PROXY STATEMENT OF

                                  AMSOUTH FUNDS

                            on behalf of its Series:

                         AMSOUTH PRIME MONEY MARKET FUND
                              (the "AmSouth Fund")

            The address and telephone number of the AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382


                                   PROSPECTUS

                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                           PIONEER CASH RESERVES FUND
                              (the "Pioneer Fund")

            The address and telephone number of the Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 22, 2005

To the Shareholders of the AmSouth Fund:

     A joint special meeting of shareholders (the "Meeting") for your AmSouth Fund will be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time, to consider the following:

     1. With respect to the AmSouth Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your AmSouth Fund will transfer all of its assets to an investment company or a series thereof (the "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class A, B and Y shares of the Pioneer Fund. Class A, B and Y shares of the Pioneer Fund will be distributed to the AmSouth Fund's shareholders in proportion to their Class A, B and I share holdings on the reorganization date. The Pioneer Fund also will assume your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the closing date at the reorganization. The Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2.   Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Fund may be required to make additional solicitations.

                                             By order of the Board of Trustees,

                                             /s/ Michael C. Daniel

                                             Michael C. Daniel
                                             President

[____________], 2005

                               PROXY STATEMENT OF

                                  AMSOUTH FUNDS

                            on behalf of its Series:


                         AMSOUTH PRIME MONEY MARKET FUND
                              (the "AmSouth Fund")

            The address and telephone number of the AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382


                                   PROSPECTUS

                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                           PIONEER CASH RESERVES FUND
                              (the "Pioneer Fund")

            The address and telephone number of the Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292



     Shares of the Pioneer Fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in the AmSouth Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated [___________], 2005, is being furnished to shareholders of the AmSouth Fund in connection with the solicitation by the board of trustees (the "Board," or the "Trustees") of the AmSouth Funds of proxies to be used at a joint meeting of shareholders of the AmSouth Funds (the "Meeting") to be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time. The AmSouth Fund is a series of AmSouth Funds, an open-end management investment company organized as a Massachusetts business trust. The Pioneer Fund is a series of an open-end management investment company, organized as a Delaware statutory trust.

     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the AmSouth Fund into the Pioneer Fund (the "Reorganization"). The following table indicates (a) the Pioneer Fund shares that the AmSouth Fund shareholder would receive if the Plan is approved, (b) which AmSouth Fund shareholders may vote and on what page of this Proxy Statement/Prospectus the discussion regarding the proposal begins. On the proposal, all shareholders of the AmSouth Fund, regardless of the class of shares held, will vote together as a single class. You should read carefully the specific discussion regarding your AmSouth Fund's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about the Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

-------------------------------------------------------------------------------------------------------
              AmSouth Fund          Pioneer Fund    Shareholders Entitled to Vote                  Page
-------------------------------------------------------------------------------------------------------
 PROPOSAL 1   AmSouth Prime Money   Pioneer Cash    AmSouth Prime Money Market Fund shareholders   7
              Market Fund           Reserves Fund
-------------------------------------------------------------------------------------------------------


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Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------
The AmSouth Funds' prospectus dated December 1, 2004, as                   Available to you free of charge by calling
supplemented January 12, 2005, April 26, 2005, June 1, 2005,               1-800-451-8382. Each prospectus is also on
June 27, 2005 and July 1, 2005.                                            file with the SEC.

The AmSouth Funds' statement of additional information dated               Available to you free of charge by calling
December 1, 2004, as supplemented March 22, 2005.                          1-800-451-8382. Each statement of additional
                                                                           information is also on file with the SEC.
The AmSouth Funds' annual report dated July 31, 2004 and
semiannual report dated January 31, 2005.                                  Available to you free of charge by calling
                                                                           1-800-451-8382. Also on file with the SEC. See
                                                                           "Available Information."
------------------------------------------------------------------------------------------------------------------------------
The Pioneer Fund's current prospectus and the Pioneer Fund's               Available to you free of charge by calling
most recent annual and semiannual reports and supplements                  1-800-225-6292. These prospectuses and reports
(as they apply) to shareholders.                                           are also on file with the SEC.
------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy                 Available to you free of charge by calling
Statement/ Prospectus (the "SAI"), dated August [__], 2005.                1-800-225-6292. Also on file with the SEC.
It contains additional information about your AmSouth Fund                 This SAI is incorporated by reference into
and the Pioneer Fund.                                                      this Proxy Statement/Prospectus.
------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.                    Call your AmSouth Fund's toll-free telephone
                                                                           number: 1-800-451-8382.
------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganization

     AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Funds and a wholly owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     In early 2005, AmSouth Bank and AAMI conducted a search for a purchaser of AAMI's mutual fund investment advisory business. AmSouth Bancorporation engaged Goldman, Sachs & Co. to identify potential purchasers and solicited indications of interest. AmSouth Funds' management and AAMI reviewed proposals submitted by several investment advisory firms and selected a limited number to evaluate more carefully. Management and AAMI conducted, with respect to this selected group, a comparative evaluation of their investment processes and capabilities; availability of mutual funds with similar investment objectives and strategies; historical investment performance of the proposed funds into which the AmSouth Funds would be reorganized; expense ratios of the proposed counterpart funds to the historical gross and net expenses of the AmSouth Funds; their breadth of product line; their compliance culture and infrastructure; and reputation in the marketplace. Based upon this review, management and AAMI recommended that the Trustees approve the reorganization of the AmSouth Fund into the Pioneer Fund as being in the best interest of shareholders.

     Based on AAMI's recommendations, the Trustees met twice in May 2005, twice in June 2005 and again in August 2005 to consider the potential consolidation of the AmSouth Fund with the Pioneer Fund. At those meetings, the Trustees met with representatives of Pioneer and reviewed information provided by AAMI and Pioneer requested by the independent Trustees for the purposes of evaluating the Reorganization. In the course of their evaluation of Pioneer and the Pioneer Fund, the Trustees reviewed various factors, including but not limited to, the impact of the Reorganization on the shareholders of the AmSouth Fund, the comparability of the investment objectives and investment strategies of the AmSouth Fund and the Pioneer Fund; the expense ratios of the Pioneer Fund compared with those of the AmSouth Fund; the performance of the Pioneer Fund compared with that of the AmSouth Fund; the experience and qualifications of key personnel, including portfolio managers; and the financial resources, cash flow, and business reputation of the Pioneer Fund. In connection with their review of the Funds' existing and estimated pro forma expense ratios, the Trustees also considered that AmSouth Bank and its affiliates would no longer continue to subsidize the AmSouth Fund's operations by voluntarily capping expenses. In addition, the Trustees considered the background and reputation of the officers and members of the Board of Trustees of the Pioneer Fund.

     In conducting their review, the Trustees considered information provided by Pioneer relating to the education, experience and number of its investment professionals and other senior personnel. The Trustees received information concerning the investment philosophy and investment process applied by Pioneer in managing the Pioneer Fund. The Trustees concluded that Pioneer's investment processes, research capabilities and philosophy were well suited to the AmSouth Fund.

     The Trustees considered the quality of the services to be provided by Pioneer. The Trustees evaluated Pioneer's record with respect to regulatory compliance and compliance with the investment policies of the Pioneer Fund. The Trustees also evaluated the procedures of Pioneer designed to fulfill Pioneer's fiduciary duty to the Pioneer Fund with respect to possible conflicts of interest, including Pioneer's code of ethics (regulating the personal trading of its officers and employees), the procedures by which Pioneer allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Pioneer in these matters.

     The Trustees also considered information relating to the Pioneer Fund's investment performance relative to its performance benchmark(s). The Trustees reviewed performance over various periods, including one, three, five and ten year periods when applicable, performance under different market conditions and during different legs of the market cycle, and the volatility of the Pioneer Fund's returns. The Trustees concluded that the scope and quality of Pioneer's services, including the investment performance of the Pioneer Fund, was sufficient, in light of market conditions, the resources brought to bear by Pioneer, Pioneer's integrity, its personnel and systems, and its financial resources to warrant recommending that the AmSouth Fund's shareholders approve the proposed Reorganization.

     In reaching that conclusion, the Trustees also gave substantial consideration to the proposed advisory fees. The Trustees considered possible economies of scale to Pioneer from the proposed consolidations with the AmSouth Fund.

     The Trustees also considered other alternatives for the ongoing management of the AmSouth Fund. At a meeting on May 18, 2005, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered the factors discussed below in the context of the Reorganization.

     At the May 18, 2005 meeting, all of the Trustees who are not interested persons of AAMI (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganization. On June 23, 2005, June 27, 2005 and August 1, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve the Reorganization. In approving the Reorganization, the Board determined that the Reorganization was in the best interests of the AmSouth Fund's shareholders and the interests of the existing AmSouth Fund's shareholders will not be diluted as a result of the Reorganization.

     Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Fund's shareholders. The Reorganization will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Fund and the Pioneer Fund by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganization

     The Trustees believe that reorganizing your AmSouth Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Fund is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Fund's investment adviser is necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios;

     o    The track record of Pioneer in managing the Pioneer Fund;

     o    The transaction will qualify as a tax free reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your AmSouth shares;

     o The potential for lower management fees and total expenses. Shareholders of the AmSouth Fund should note, however, that the historical operating expenses of the AmSouth Fund, net of any applicable expense limitations, are lower than the estimated expenses of the Pioneer Fund after giving effect to the Reorganization. However, your Trustees have concluded for reasons discussed in this Proxy Statement/Prospectus that the Reorganization was nevertheless in the best interests of the shareholders of the AmSouth Fund. You should read the information under "The Fund's Fees and Expenses" and the discussion of the factors that the Board of the AmSouth Funds considered that are included for the proposal under the heading "Reasons for the Proposed Reorganization."

     o The resources of Pioneer, including its infrastructure in shareholder services; and

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options, and a stronger compliance structure.

     For further information, please see the description of the proposal contained in this Proxy Statement/Prospectus.

How the Reorganization Will Work

     o The AmSouth Fund will transfer all of its assets to the Pioneer Fund. The Pioneer Fund will assume the AmSouth Fund's liabilities that are included in the calculation of the AmSouth Fund's net asset value on the day on which the Reorganization closes (the "Closing Date"). Liabilities of the AmSouth Fund to its shareholders not assumed by the Pioneer Fund will be assumed by AmSouth Bancorporation.

     o The Pioneer Fund will issue Class A, B and Y shares to the AmSouth Fund in amounts equal to the aggregate net asset value of the AmSouth Fund's Class A, B and I shares. Shareholders of your AmSouth Fund will receive Class A, B and Y shares of the Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Pioneer Fund with the same aggregate net asset value as the shares of the AmSouth Fund that the shareholder held immediately prior to the Reorganization.

     o    The AmSouth Fund will be dissolved after the Closing Date.

     o For purposes of determining any contingent deferred sales charge ("CDSC"), the same commission schedule that applied to the shares of the AmSouth Fund will apply to the shares of the Pioneer Fund issued in the Reorganization and the holding period for determining the CDSC will be calculated from when the shares were initially purchased.

     o Following the Reorganization, Pioneer will continue to act as investment adviser to the Pioneer Fund and AAMI will not be involved in the management of the Pioneer Fund.

     o The Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by the Pioneer Fund, the AmSouth Fund or the shareholders of the AmSouth Fund.

     o In recommending the Reorganization, the Trustees of your AmSouth Fund have determined that the Reorganization is in the best interest of your AmSouth Fund and will not dilute the interests of shareholders of your AmSouth Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under the proposal.

     o If the Reorganization is approved by the AmSouth Fund's shareholders, the AmSouth Fund will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., an Italian bank.

     In addition to the Class A, B and Y shares to be issued in the Reorganization, the Pioneer Fund also offers Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, the Pioneer Fund may also offer Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganization

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Fund's proxy statements and solicitation costs incurred by the AmSouth Fund in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganization. See "Information Concerning the Meeting."

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganization

     Pioneer will benefit from managing a larger pool of assets which will produce increased advisory fees and, possibly, eliminate or reduce Pioneer's obligation under its expense limitation agreement with the Pioneer Fund. Pioneer is also acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganization, noncompetition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth Fund are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Fund within four years after the closing of the Reorganization.

     Pioneer has also agreed to provide to AmSouth Bank, an affiliate of AAMI, ongoing servicing payments with respect to Class Y shares issued in the Reorganization. This arrangement will remain in effect for as long as Class Y shares issued in the Reorganization are held by clients of AmSouth Bank. The agreement requires AmSouth Bank to provide certain record keeping and shareholder communication services, including mailing prospectuses and other fund related materials to shareholders for which AmSouth Bank acts as shareholder of record, communicating to Pioneer Funds Distributor, Inc. requests for purchase, exchange and redemption transactions in shares of the Pioneer Fund and answering inquiries from beneficial holders of the Pioneer Fund's shares. This additional compensation will be equal on an annual basis to 0.10% of the average daily net assets attributable to the Class Y shares held by the former AmSouth Fund's shareholders. This payment would be made by Pioneer and not the Pioneer Fund. No additional compensation would be paid with respect to Class A or Class B shares; however, if an affiliate of AAMI is the broker of record, that affiliate would receive the service fees under the Class A and Class B Rule 12b-1 Plans.

What are the Federal Income Tax Consequences of the Reorganization

     The Reorganization will not result in any income, gain or loss being recognized for federal income tax purposes by the AmSouth Fund, its shareholders or the Pioneer Fund as a direct result of the Reorganization. However, in accordance with the AmSouth Fund's policy to distribute any net realized capital gains at least once each year (and thus to avoid federal income tax thereon at the Fund level), your AmSouth Fund will declare and pay a distribution of such gains to its shareholders shortly before the Reorganization. Each such distribution will be taxable to those shareholders. Additionally, following the Reorganization, in accordance with the Pioneer Fund's similar policy, the Pioneer Fund will declare and pay before the end of 2005 a distribution of such gains to its shareholders (including current shareholders of the AmSouth Fund who will be shareholders of the Pioneer Fund following the Reorganization). Those distributions will be fully taxable to all shareholders of the Pioneer Fund, including those former AmSouth Fund shareholders, even though those distributions may include a portion of the Pioneer Fund's net capital gains that were realized before the Closing Date.

What Happens if the Reorganization Is Not Approved

     If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/ Prospectus, your AmSouth Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Additional Information

     The staff of the SEC has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of ASO Services Company, the AmSouth Funds' administrator, and BISYS Fund Services, the AmSouth Funds' distributor and transfer agent (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds, including AmSouth Funds, to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC is reviewing the relationships and arrangements among BISYS, AmSouth Funds, AAMI and AmSouth Bank. AmSouth Funds, AAMI and AmSouth Bank are cooperating fully with the review. Additionally, AmSouth Bank and AAMI, in cooperation with a special review committee of the Board of Trustees of AmSouth Funds, are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders, including making payments to the AmSouth Funds.

Who Is Eligible to Vote

     Shareholders of record on July 29, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. All shareholders of the AmSouth Fund, regardless of the class of shares held, will vote together as a single class on the proposal. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS

                                                                                    Page
                                                                                    ---
INTRODUCTION ...................................................................      2
PROPOSAL 1 -- AMSOUTH PRIME MONEY MARKET FUND ..................................      8
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION ..............................     21
TAX STATUS OF THE REORGANIZATION ...............................................     21
VOTING RIGHTS AND REQUIRED VOTE ................................................     22
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST ........     23
ADDITIONAL INFORMATION ABOUT THE PIONEER FUND ..................................     24
FINANCIAL HIGHLIGHTS ...........................................................     31
INFORMATION CONCERNING THE MEETING .............................................     33
OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS .......................................     35
OWNERSHIP OF SHARES OF THE PIONEER FUNDS .......................................     36
EXPERTS ........................................................................     37
AVAILABLE INFORMATION ..........................................................     37
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D REORGANIZATIONS)     A-1
EXHIBIT B -- ADDITIONAL INFORMATION PERTAINING TO PIONEER ......................    B-1
EXHIBIT C -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .....................    C-1

                       AmSouth Prime Money Market Fund and
                           Pioneer Cash Reserves Fund

                                   PROPOSAL 1

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/ Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C. Each Fund invests primarily in high-quality short-term securities and, consequently, the Funds have similar policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.


   Comparison of AmSouth Prime Money Market Fund to Pioneer Cash Reserves Fund

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                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A diversified series of AmSouth Funds, an            A diversified series of Pioneer Money Market
                           open-end management investment company organized     Trust, an open-end management investment company
                           as a Massachusetts business trust.                   organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $583.9 million                                       $513.9 million
March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers        Investment Adviser:                                  Investment Adviser:
and portfolio              AAMI                                                 Pioneer
managers
                           Portfolio Manager:                                   Portfolio Manager:
                           Day-to-day management of AmSouth Prime Money         Day-to-day management of the Fund's portfolio is
                           Market Fund's portfolio is the responsibility of     the responsibility of Andrew Feltus. Mr. Feltus,
                           a team of AAMI's portfolio managers, and no          a vice president, joined Pioneer in 1994.
                           person is primarily responsible for making
                           recommendations to the team.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       AmSouth Prime Money Market Fund seeks to provide     Pioneer Cash Reserves Fund seeks high current
                           investors with current income with liquidity and     income and preservation of capital and liquidity.
                           stability of principal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments        AmSouth Prime Money Market Fund invests only in      Pioneer Cash Reserves Fund invests in U.S.
                           U.S. dollar-denominated, "high-quality"              government obligations and money market
                           short-term debt securities, including                securities rated in one of the two highest rating
                           obligations issued or guaranteed by the U.S.         categories for short-term debt by a nationally
                           government, its agencies or instrumentalities,       recognized statistical rating organization or, if
                           certificates of deposit, time deposits, bankers'     unrated, determined to be of equivalent credit
                           acceptances and other short-term securities          quality by Pioneer. If rating organizations
                           issued by domestic or foreign banks or their         differ in the rating assigned to a security, the
                           subsidiaries or branches, domestic and foreign       Fund will only treat the security as having the
                           commercial paper and other short-term corporate      higher rating if at least two rating
                           debt obligations, including those with floating      organizations assigned that rating. If a rating
                           or variable rates of interest, obligations           organization downgrades the quality rating
                           issued or guaranteed by one or more foreign          assigned to one or more of the Fund's portfolio
                           governments or their agencies or                     securities, Pioneer will promptly reassess
                           instrumentalities, including obligations of          whether the downgraded security presents minimal
                           supranational entities, asset-backed securities,     credit risk to the Fund.
                           repurchase agreements collateralized by the
                           types of securities listed above.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies      AmSouth Prime Money Market Fund invests in           Pioneer Cash Reserves Fund seeks to maintain a
                           securities issued by: (i) FNMA, FHLMC, SLMA and      constant net asset value of $1.00 per share by
                           the FHLBs, which are supported by the right of       investing in high-quality, U.S. dollar
                           the issuer to borrow from the U.S. Treasury; and     denominated money market securities, including
                           (ii) FFCBs and TVA, which are supported only by      those issued by U.S. and foreign banks, U.S. and
                           the credit of the issuer.                            foreign corporate issuers, the U.S. government
                                                                                and its agencies and instrumentalities, foreign
                           When selecting securities for the Fund's             governments, and multinational organizations such
                           portfolio, AAMI first considers safety of            as the World Bank.
                           principal and the quality of an investment. AAMI
                           then focuses on generating a high level of           The Fund invests exclusively in securities with a
                           income. AAMI generally evaluates investments         maximum remaining maturity of 397 days and
                           based on interest rate sensitivity selecting         maintains a dollar-weighted average portfolio
                           those securities whose maturities fit the Fund's     maturity of 90 days or less. The Fund's
                           interest rate sensitivity target and which AAMI      investments may have fixed, floating or variable
                           believes to be the best relative values. The         interest rates.
                           Fund will maintain an average weighted portfolio
                           maturity of 90 days or less and will limit the       In selecting the Fund's portfolio, Pioneer
                           maturity of each security in its portfolio to        complies with the rating, maturity and
                           397 days or less.                                    diversification requirements applicable to money
                                                                                market funds. Within those limits, Pioneer's
                                                                                assessment of broad economic factors that are
                                                                                expected to affect economic activity and interest
                                                                                rates influences its securities selection.
                                                                                Pioneer also employs due diligence and
                                                                                fundamental research, an evaluation of the issuer
                                                                                based on its financial statements and operations,
                                                                                to assess an issuer's credit quality.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments          AmSouth Prime Money Market Fund also invests in      Pioneer Cash Reserves Fund may invest more than
                           mortgage-related securities issued by                25% of its total assets in U.S. government
                           nongovernmental entities which are rated, at the     securities and obligations of U.S. banks. The
                           time of purchase, in one of the four highest         Fund may invest in any money market instrument
                           rating categories by a nationally recognized         that is a permissible investment for a money
                           statistical rating organization ("NRSRO") or, if     market fund under the rules of the SEC, including
                           unrated, determined by its Advisor to be of          commercial paper, certificates of deposit, time
                           comparable quality. "High- quality" debt             deposits, bankers' acceptances, mortgage-backed
                           securities are those obligations which, at the       and asset-backed securities, repurchase
                           time of purchase, (i) possess the highest            agreements, municipal obligations and other
                           short-term rating from at least two NRSROs (for      short-term debt securities.
                           example, commercial paper rated "A-1" by S&P,
                           and "P-1" by Moody's Investors Service, Inc.) or
                           one NRSRO if only rated by one NRSRO or (ii) if
                           unrated, are determined by AAMI to be of
                           comparable quality.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive                                                             Pioneer Cash Reserves Fund may invest all or part
strategies                                                                      of its assets in securities with remaining
                                                                                maturities of less than one year, cash
                                                                                equivalents or may hold cash.
------------------------------------------------------------------------------------------------------------------------------------
Diversification            Each Fund is subject to the diversification requirements applicable to money market funds under the
                           Investment Company Act.
------------------------------------------------------------------------------------------------------------------------------------
Industry                   AmSouth Prime Money Market Fund may not purchase     Pioneer Cash Reserves Fund will not concentrate
concentration              any securities which would cause more than 25%       its assets in the securities of issuers in any
                           of the value of the Fund's total assets at the       one industry except with respect to investments
                           time of purchase to be invested in securities of     in obligations of (a) the U.S. government, its
                           one or more issuers conducting their principal       agencies, authorities or instrumentalities and
                           business activities in the same industry,            (b) domestic banks, purchase any security if, as
                           provided that (a) there is no limitation with        a result (i) more than 5% of the assets of the
                           respect to obligations issued or guaranteed by       Fund would be in the securities of any one
                           the U.S. government or its agencies or               issuer, or (ii) more than 25% of its assets would
                           instrumentalities, bank certificates of deposit      be in a particular industry.
                           or bankers' acceptances issued by a domestic
                           bank or by a U.S. branch of a foreign bank
                           provided that such U.S. branch is subject to the
                           same regulation as U.S. banks, and repurchase
                           agreements secured by bank instruments or
                           obligations of the U.S. government or its
                           agencies or instrumentalities; (b) wholly owned
                           finance companies will be considered to be in
                           the industries of their parents if their
                           activities are primarily related to financing
                           the activities of their parents; and (c)
                           utilities will be divided according to their
                           services. For example, gas, gas transmission,
                           electric and gas, electric, and telephone will
                           each be considered a separate industry.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Restricted and             AmSouth Prime Money Market Fund may not invest       Pioneer Cash Reserves Fund will not invest more
illiquid securities        more than 10% of its net assets in securities        than 10% of its net assets in illiquid and other
                           that are restricted as to resale, or for which       securities that are not readily marketable.
                           no readily available market exists, including        Repurchase agreements maturing in more than seven
                           repurchase agreements providing for settlement       days will be included for purposes of the
                           more than seven days after notice.                   foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                  AmSouth Prime Money Market Fund may not borrow       Pioneer Cash Reserves Fund may not borrow money,
                           money or issue senior securities, except the         except from banks for extraordinary purposes or
                           Fund may borrow from banks or enter into reverse     to meet redemptions in amounts not exceeding 33
                           repurchase agreements for temporary emergency        1/3% of its total assets (including the amount
                           purposes in amounts up to 33 1/3% of the value       borrowed).
                           of its total assets at the time of such
                           borrowing. The Fund will not purchase securities
                           while borrowings (including reverse repurchase
                           agreements) in excess of 5% of its total assets
                           are outstanding. In addition, the Fund is
                           permitted to participate in a credit facility
                           whereby the Fund may directly lend to and borrow
                           money from other AmSouth funds for temporary
                           purposes, provided that the loans are made in
                           accordance with an order of exemption from the
                           SEC and any conditions thereto.

------------------------------------------------------------------------------------------------------------------------------------
Lending                    AmSouth Prime Money Market Fund may not make         Pioneer Cash Reserves Fund may not make loans to
                           loans, except that the Fund may purchase or hold     any person, except by (a) the purchase of a debt
                           debt instruments in accordance with its              obligation in which the Fund is permitted to
                           investment objective and policies, lend Fund         invest and (b) engaging in repurchase agreements.
                           securities in accordance with its investment
                           objective and policies and enter into repurchase
                           agreements. In addition, the Fund is permitted
                           to participate in a credit facility whereby the
                           Fund may directly lend to and borrow money from
                           other AmSouth funds for temporary purposes,
                           provided that the loans are made in accordance
                           with an order of exemption from the SEC and any
                           conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Derivative                 AmSouth Prime Money Market Fund may                  Pioneer Cash Reserves Fund may not write,
instruments                not write or purchase call options.                  purchase or otherwise invest in any put,
                                                                                call, straddle or spread option.
------------------------------------------------------------------------------------------------------------------------------------
Other investment           As described above, the Funds have substantially similar principal investment strategies and policies.
policies and               Certain of the non-principal investment policies and restrictions are different. For a more complete
restrictions               discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales              Class A shares are offered without sales             Class A shares are offered without sales charges.
charges and Rule           charges.
12b-1 fees                                                                      There is no contingent deferred sales charge
                           Class A shares pay a shareholder servicing fee       ("CDSC"), except in certain circumstances when
                           (non 12b-1) of up to 0.25% of average daily net      the initial sales charge is waived. Class A
                           assets.                                              shares are subject to distribution and service
                                                                                (12b-1) fees of up to 0.15% of average daily net
                                                                                assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales              Class B shares are offered without an initial        Class B shares are offered without an initial
charges and Rule           sales charge, but are subject to a CDSC of           sales charge, but are subject to a CDSC of up to
12b-1 fees                 up to 5%. For Class B shares issued to former        4% if you sell your shares. The charge is reduced
                           ISG Funds shareholders in connection with the        over time and is not charged after five years.
                           combination of AmSouth Funds with ISG Funds, the     Your investment firm may receive a commission
                           CDSC on such Class B shares held continuously        from PFD, the Fund's distributor, at the time of
                           declines over six years, starting with year one      your purchase of up to 4%.
                           and ending in year seven from: 4%, 3%, 3%, 2%,
                           2%, 1%. For all other Class B shares held            Class B shares are subject to distribution and
                           continuously, the CDSC declines over six years,      service (12b-1) fees of up to 1% of average daily
                           starting with year one and ending in year seven      net assets.
                           from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after
                           purchase (seven years in the case of shares          Class B shares acquired through the
                           acquired in the ISG combination), Class B shares     Reorganization will retain the holding period,
                           automatically convert to Class A shares.             CDSC and commission schedules applicable to the
                                                                                original purchase.
                           Class B shares pay a shareholder servicing fee (non
                           12b-1) of up to 0.25% of average daily net           Class B shares convert to Class A shares eight
                           assets, and a distribution (12b-1) fee of 0.75%      years after the date of purchase. Class B shares
                           of average daily net assets.                         issued to former ISG Funds shareholders will
                                                                                convert to Class A shares seven years after the
                           Maximum investment for all Class B purchases by      date of purchase.
                           a shareholder for the Fund's shares is $99,999.
                                                                                Maximum purchase of Class B shares in a single
                                                                                transaction is $49,999.

------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y        AmSouth Prime Money Market Fund does not impose      Pioneer Cash Reserves Fund does not impose any
sales charges and          any initial or CDSC on Class I shares.               initial, contingent deferred or asset based sales
Rule 12b-1 fees                                                                 charge on Class Y shares.
                           The Fund may impose a shareholder servicing fee
                           (non 12b-1) of up to 0.15% of average daily net      The distributor incurs the expenses of
                           assets.                                              distributing the Fund's Class Y shares, none of
                                                                                which are reimbursed by the Fund or the Class Y
                                                                                shareowners.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and             AmSouth Prime Money Market Fund pays an advisory     Pioneer Cash Reserves Fund pays Pioneer an annual
other fees                 fee on a monthly basis at an annual rate of          fee equal to 0.40% of the Fund's average daily
                           0.40% of the Fund's average daily net assets.        net assets. The fee is computed daily and paid
                                                                                monthly.
                           ASO Services Company, Inc. ("ASO") serves as
                           administrator and fund accounting agent for the      Pioneer has agreed to limit the Fund's expenses
                           Fund. The Fund pays ASO an administrative            or waive a portion of its management fee to
                           services fee of 0.15% of the Fund's average          maintain a net asset value of $1.000. Under
                           daily net assets.                                    certain circumstances, this limitation may result
                                                                                in a 0.00% yield for one or more classes for
                           For the fiscal year ended July 31, 2004, other       shares. From time to time, Pioneer and its
                           expenses of the Fund were limited to 0.38% for       affiliates may limit the expenses of one or more
                           Class A shares, 0.22% for Class B shares, and        classes for the purpose of increasing its yield
                           0.23% for Class I shares. Any fee waiver or          during the period of the limitation. These
                           expense reimbursement arrangement is voluntary       expense limitation policies are voluntary and
                           and may be discontinued at any time.                 temporary and may be revised or terminated by
                                                                                Pioneer at any time without notice.
                           For the fiscal year ended July 31, 2004, the
                           Fund's annual operating expenses for Class A         For the fiscal year ended December 31, 2004, the
                           shares, after giving effect to the expense           Fund's total annual operating expenses for Class
                           limitation were 0.78%, and without giving effect     A shares were 0.93% of average daily net assets.
                           to the expense limitation, were 0.90% of average
                           daily net assets.                                    For the fiscal year ended December 31, 2004, the
                                                                                Fund's total annual operating expenses for Class
                           For the fiscal year ended July 31, 2004, the         B shares were 1.81% of average daily net assets.
                           Fund's annual operating expenses for Class B
                           shares, after giving effect to the expense           Class Y shares of Pioneer Cash Reserves Fund are
                           limitation were 0.93%, and without giving effect     being offered for the first time in connection
                           to the expense limitation, were 1.65% of average     with the Reorganization.
                           daily net assets.

                           For the fiscal year ended July 31, 2004, the
                           Fund's annual operating expenses for Class I
                           shares, after giving effect to the expense
                           limitation were 0.63%, and without giving effect
                           to the expense limitation, were 0.80% of average
                           daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares              You may buy shares of AmSouth Prime Money Market     You may buy shares from any investment firm that
                           Fund directly through BISYS Fund Services, the       has a sales agreement with PFD, the Fund's
                           Fund's distributor, or through brokers,              distributor.
                           registered investment advisers, banks and other
                           financial institutions that have entered into        If the account is established in the
                           selling agreements with the Fund's distributor,      shareholder's own name, shareholders may also
                           as described in the Fund's prospectus.               purchase additional shares of the Fund by
                                                                                telephone or online.
                           Certain account transactions may be done by
                           telephone.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Prime Money Market Fund                     Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares          You can exchange your shares in the Fund for         You may exchange your shares for shares of the
                           shares of the same class of another AmSouth          same class of another Pioneer mutual fund. Your
                           Fund, usually without paying additional sales        exchange request must be for at least $1,000.
                           charges. You must meet the minimum investment        Shares you acquire as part of an exchange will
                           requirements for the Fund into which you are         continue to be subject to any CDSC that applies
                           exchanging. Exchanges from one Fund to another       to the shares you originally purchased. When you
                           are taxable. Class A shares may be exchanged for     ultimately sell your shares, the date of your
                           Class I shares of the same Fund or another           original purchase will determine your CDSC. An
                           AmSouth Fund if you become eligible to purchase      exchange generally is treated as a sale and a new
                           Class I shares. Class I shares may be exchanged      purchase of shares for federal income tax
                           for Class A shares of the same Fund. No              purposes.
                           transaction fees are currently charged for
                           exchanges.                                           After you establish an eligible Fund account, you
                                                                                can exchange Fund shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares             Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                           You may sell your shares by contacting the Fund      Normally, your investment firm will send your
                           directly in writing or by telephone or by            request to sell shares to PIMSS. You can also
                           contacting a financial intermediary as described     sell your shares by contacting the Fund directly
                           in the Fund's prospectus.                            if your account is registered in your name. If
                                                                                the account is established in the shareholder's
                                                                                own name, shareholders may also redeem shares of
                                                                                the Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a constant net asset value of $1.00, you could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

     o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     Pioneer Cash Reserves Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o    Inadequate financial information

     o    Smaller, less liquid and more volatile markets

     o    Political and economic upheavals

     Pioneer Cash Reserves Fund does not concentrate its investments in any industry. At times, more than 25% of the Pioneer Cash Reserves Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. No Class Y shares of Pioneer Cash Reserves Fund are currently outstanding.


                AmSouth Prime Money Market Fund -- Class A Shares
                          Calendar Year Total Returns*

[The following data was represented as a bar chart in the printed material]

'95                5.5
'96                4.84
'97                4.98
'98                4.48
'99                4.49
'00                5.73
'01                3.46
'02                0.98
'03                0.39
'04                0.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 1.48% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.08% for the quarter ended December 31, 2003.


                  Pioneer Cash Reserves Fund -- Class A Shares
                          Calendar Year Total Returns*

[The following data was represented as a bar chart in the printed material]

'95                5.17
'96                4.65
'97                4.78
'98                4.84
'99                4.23
'00                5.53
'01                3.32
'02                1.15
'03                0.26
'04                0.45

* During the period shown in the bar chart, Pioneer Cash Reserves Fund's highest quarterly return was 1.45% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.01% for the quarter ended December 31, 2004.

                         AmSouth Prime Money Market Fund
              Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------
                                                  1 Year       5 Years     10 Years
-----------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class A Shares
-----------------------------------------------------------------------------------
Return Before Taxes(1)                            0.60%        2.20%       3.56%
-----------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class B Shares
-----------------------------------------------------------------------------------
Return Before Taxes(2)                            0.45%        1.68%       N/A
-----------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class I Shares
-----------------------------------------------------------------------------------
Return Before Taxes(3)                            0.75%        2.35%       3.68%
-----------------------------------------------------------------------------------

(1) The return reported above assumes the reinvestment of dividends. Performance for the Class A shares, which were first offered on April 1, 1996, is based on the historical performance of the Class I shares prior to that date.
(2) The return reported above assumes the reinvestment of dividends, includes the applicable CDSC and assumes that Class B shareholders redeem all of their Fund shares at the end of the period indicated. Class B shares were first offered on June 15, 1998.
(3)  The return reported above assumes the reinvestment of dividends.


                           Pioneer Cash Reserves Fund
              Average Annual Total Returns as of December 31, 2004

-----------------------------------------------------------------------------------
                                                  1 Year       5 Years     10 Years
-----------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class A Shares
-----------------------------------------------------------------------------------
Return Before Taxes(1)                            0.45%        2.12%       3.42%
-----------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class B Shares
-----------------------------------------------------------------------------------
Return Before Taxes(2)                           -3.94%        1.49%       N/A
-----------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class Y Shares(3)
-----------------------------------------------------------------------------------
90-day U.S. Treasury Bill
  (reflects no deduction for taxes)               1.38%        2.67%       3.88%
-----------------------------------------------------------------------------------

(1) Return before taxes assumes that you sell your Class A shares at the end of the period and that you reinvest all of your dividends and distributions.
(2) Return before taxes assumes that you sell your Class B shares at the end of the period and that you reinvest all of your dividends and distributions.
(3) Class Y shares were not outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Class Y shares would be modestly higher than the performance of the Class A and Class B shares due to the lower expenses applicable to Class Y shares.

--------------------------------------------------------------------------------
                                                            7-Day Yield
                                                      As of December 31, 2004
--------------------------------------------------------------------------------
   AmSouth Prime Money Market Fund, Class A Shares             1.47%
--------------------------------------------------------------------------------
   Pioneer Cash Reserves Fund, Class A Shares                  1.12%
--------------------------------------------------------------------------------
   AmSouth Prime Money Market Fund, Class B Shares             1.32%
--------------------------------------------------------------------------------
   Pioneer Cash Reserves Fund, Class B Shares                  0.24%
--------------------------------------------------------------------------------
   AmSouth Prime Money Market Fund, Class I Shares             1.62%
--------------------------------------------------------------------------------

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Prime Money Market Fund, the expenses of AmSouth Prime Money Market Fund for the period ended January 31, 2005 and (ii) for the Pioneer Cash Reserves Fund, the expenses of Pioneer Cash Reserves Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

                                                  AmSouth     Pioneer                   AmSouth      Pioneer
                                                PrimeMoney     Cash        Combined   Prime Money     Cash       Combined
                                                  Market     Reserves       Fund        Market      Reserves       Fund
                                                  Fund(1)      Fund      (Pro Forma)    Fund(1)       Fund      (Pro Forma)
Shareholder transaction fees                      Class A     Class A      Class A      Class B      Class B      Class B
(paid directly from your investment)              -------     -------      -------      -------      -------      -------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price .....    None         None         None        None         None         None
Maximum deferred sales charge (load) as
 a percentage of purchase price or the
 amount you receive when you sell shares,
 whichever is less ............................    None         None         None        5.00%(2)     4.00%        4.00%
Redemption fees ...............................    None(3)      None         None        None(3)      None         None

Annual fund operating expenses (deducted
 from fund assets) (as a % of average
 net assets
Management fee ................................    0.40%        0.40%        0.40%       0.40%        0.40%        0.40%
Distribution and service (12b-1) fee ..........    None         0.15%        0.15%       0.75%        1.00%        1.00%
Other expenses ................................    0.56%(4)     0.38%        0.18%       0.86%(4)     0.41%        0.38%
Total fund operating expenses .................    0.96%        0.93%(5)     0.73%       2.01%        1.81%(5)     1.78%
Expense reimbursement/reduction ...............    0.16%        N/A(6)       N/A         1.06%        N/A(6)       N/A
Net fund operating expenses ...................    0.80%        0.93%        0.73%       0.95%        1.81%        1.78%

                                                     AmSouth
                                                    PrimeMoney    Combined
                                                      Market        Fund
                                                      Fund(1)   (Pro Forma)
Shareholder transaction fees                          Class I     Class Y(8)
(paid directly from your investment)                  -------     ----------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price .....        None         None
Maximum deferred sales charge (load) as
 a percentage of purchase price or the
 amount you receive when you sell shares,
 whichever is less ............................        None         None
Redemption fees ...............................        None(3)      None

Annual fund operating expenses (deducted
 from fund assets) (as a % of average
 net assets
Management fee ................................        0.40%        0.40%
Distribution and service (12b-1) fee ..........        None         None
Other expenses ................................        0.46%(4)     0.06%(7)
Total fund operating expenses .................        0.86%        0.46%
Expense reimbursement/reduction ...............        0.21%        N/A(6)
Net fund operating expenses ...................        0.65%        0.46%

----------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.
(2) For former Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.
(3) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.
(4) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.40% for Class A shares, 0.20% for Class B shares and 0.25% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.
(5) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.
(6) Pioneer has agreed to limit the Fund's expenses or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes for shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.
(7) Other expenses for Class Y shares are estimated based on expenses that would have been incurred for the fiscal year ended December 31, 2004 had such shares been outstanding for the entire fiscal year.
(8) Class Y shares of Pioneer Cash Reserves Fund are being offered for the first time in connection with the Reorganization.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------------------------
                                            AmSouth Prime          Pioneer Cash      Combined Fund
 Number of years you own your shares      Money Market Fund       Reserves Fund       (Pro Forma)
--------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Year 1                                        $     98               $   95            $   75
-------------------------------------------------------------------------------------------------
Year 3                                        $    306               $  296            $  233
-------------------------------------------------------------------------------------------------
Year 5                                        $    531               $  515            $  406
-------------------------------------------------------------------------------------------------
Year 10                                       $  1,178               $1,143            $  906
-------------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
-------------------------------------------------------------------------------------------------
Year 1                                        $    704               $  584            $  581
-------------------------------------------------------------------------------------------------
Year 3                                        $    930               $  869            $  860
-------------------------------------------------------------------------------------------------
Year 5                                        $  1,283               $1,180            $1,164
-------------------------------------------------------------------------------------------------
Year 10                                       $  2,066               $1,895            $1,817
-------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
-------------------------------------------------------------------------------------------------
Year 1                                        $    204               $  184            $  181
-------------------------------------------------------------------------------------------------
Year 3                                        $    630               $  569            $  560
-------------------------------------------------------------------------------------------------
Year 5                                        $  1,083               $  980            $  964
-------------------------------------------------------------------------------------------------
Year 10                                       $  2,066               $1,895            $1,817
-------------------------------------------------------------------------------------------------

                                                Class I                     Class Y
-------------------------------------------------------------------------------------------------
Year 1                                        $     88                N/A              $   47
-------------------------------------------------------------------------------------------------
Year 3                                        $    274                N/A              $  148
-------------------------------------------------------------------------------------------------
Year 5                                        $    477                N/A              $  258
-------------------------------------------------------------------------------------------------
Year 10                                       $   1061                N/A              $  579
-------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Prime Money Market Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Cash Reserves Fund is comparable to your AmSouth Fund's investment performance. For example, for the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Cash Reserves Fund had an average annual return of 0.45% (one year); 2.12% (five year); and 3.42% (ten year) compared to an average annual return of the Class A shares of your AmSouth Fund of 0.60% (one year); 2.20% (five year); and 3.56% (ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, at December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, Pioneer Cash Reserves Fund's management fee (0.40% of average daily net assets) is the same as the advisory fee of your AmSouth Fund (0.40% of average daily net assets). The gross expenses of each class of the Pioneer Fund, on both a historical and pro forma basis, are lower than the gross expenses attributable to the corresponding class of your Fund. Expenses, net of limitations, on a pro forma basis for the Class A and Class Y shares of the Pioneer Fund are lower than the net expenses of the corresponding Class of your Fund. With respect to Class B shares, your Fund's historical net expenses are lower than the pro forma expenses attributable to the Class B shares of the Pioneer Fund. The pro forma expenses of Class B shares net of limitations will increase 84 basis points. The lower net expenses on your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. AAMI has informed the Trustees that AmSouth Bank and its affiliates will discontinue the expense limitations in the future. The Trustees also considered the positive factors associated with the Reorganization, such as greater fund assets and potential for growth, to outweigh the negative factors, such as the increase in net expenses for the Class B shares. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A shares of the Pioneer Fund are lower than those of the Class A shares of your AmSouth Fund. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fifth, the substantially larger size of the combined Pioneer Cash Reserves Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, the Class A, B and Y shares of Pioneer Cash Reserves Fund received in the Reorganization will provide AmSouth Prime Money Market Fund shareholders with exposure to substantially the same investment product as they have currently.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Fund's proxy statements and solicitation costs incurred by the AmSouth Fund in connection with the Reorganization. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganization."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.


                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                               AmSouth Prime     Pioneer Cash       Pro Forma
                                                Money Market       Reserves       Pioneer Cash
                                                    Fund             Fund         Reserves Fund
                                                May 31, 2005     May 31, 2005     May 31, 2005
                                              ---------------   --------------   --------------
Total Net Assets (in thousands) .........      $    627,598      $    419,872     $  1,047,470
   Class A shares .........................    $    412,843      $    212,426     $    625,269
   Class B shares .........................    $      3,150      $     50,356     $     53,506
   Class I/Y shares .......................    $    211,605          N/A          $    211,605

Net Asset Value Per Share
   Class A shares .........................    $       1.00      $       1.00     $       1.00
   Class B shares .........................    $       1.00      $       1.00     $       1.00
   Class I/Y shares .......................    $       1.00          N/A          $       1.00

Shares Outstanding
   Class A shares .........................     412,880,561       212,571,273      625,451,834
   Class B shares .........................       3,149,507        50,321,650       53,471,157
   Class I/Y shares .......................     211,594,967          N/A           211,594,967

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on September 23, 2005, unless your AmSouth Fund and the Pioneer Fund agree in writing to a later date. Your AmSouth Fund will transfer all of its assets to the Pioneer Fund. The Pioneer Fund will assume your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o The Pioneer Fund will issue to the AmSouth Fund Class A, B and Y shares with an aggregate net asset value equal to the net assets attributable to the AmSouth Fund's Class A, B and I shares. These shares will immediately be distributed to your AmSouth Fund's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Fund's shares on the Closing Date. As a result, the AmSouth Fund's shareholders will end up as Class A, B, or Y class shareholders of the Pioneer Fund.

     o After the distribution of shares, your AmSouth Fund will be liquidated and dissolved.

     o The Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Fund.

Agreement and Plan of Reorganization

     The shareholders of the AmSouth Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A (the "Plan"). The description of the Plan contained herein includes the material provisions of the Plan but this description is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of the Reorganization is not contingent on the consummation of any other Reorganization involving an AmSouth Fund and a Pioneer Fund.

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Fund, in accordance with the provisions of AmSouth Fund's declaration of trust and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the AmSouth Fund or the Pioneer Fund may terminate the Plan (even if the shareholders of your AmSouth Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.


                        TAX STATUS OF THE REORGANIZATION

     The Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Fund, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your AmSouth Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Fund of Pioneer Fund shares to your AmSouth Fund's shareholders;

     o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your AmSouth Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your AmSouth Fund and the assumption of your AmSouth Fund's liabilities by the Pioneer Fund;

     o The basis of the assets of your AmSouth Fund acquired by the Pioneer Fund will be the same as the basis of those assets in the hands of your AmSouth Fund immediately before the transfer;

     o The tax holding period of the assets of your AmSouth Fund in the hands of the Pioneer Fund will include your AmSouth Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your AmSouth Fund solely for the Pioneer Fund shares as part of the Reorganization;

     o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your AmSouth Fund surrendered in the exchange; and

     o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your AmSouth Fund surrendered in the exchange, provided that you held the shares of your AmSouth Fund as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your AmSouth Fund and the Pioneer Fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganization, including the applicability of any state, local or foreign tax laws.


                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your AmSouth Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to the AmSouth Fund, the presence in person or by proxy of a majority of the outstanding shares of the AmSouth Fund entitled to cast votes at the Meeting will constitute a quorum with respect to the AmSouth Fund. A favorable vote of a "majority of the outstanding voting securities" of the AmSouth Fund is required to approve the Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable AmSouth Fund represented at the meeting, if at least 50% of all outstanding shares of the AmSouth Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the AmSouth Fund entitled to vote at the meeting.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                      Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                        All shares "present" in person or by proxy     Shares "present" in person will be voted in
                                  are counted towards a quorum.                  person at the Meeting. Shares present by proxy
                                                                                 will be voted in accordance with instructions.
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the        Considered "present" at Meeting for purposes   Broker non-votes do not count as a vote "for"
underlying holder has not         of quorum.                                     and effectively result in a vote "against" the
voted and the broker does not                                                    Proposal.
have discretionary authority to
vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting              Considered "present" at Meeting for purposes   Voted "for" the Proposal.
Instruction (other than           of quorum.
Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at Meeting for purposes   Abstentions do not constitute a vote "for" and
                                  of quorum.                                     effectively result in a vote "against" the
                                                                                 Proposal.
------------------------------------------------------------------------------------------------------------------------------------

     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

     The AmSouth Fund is a series of a Massachusetts business trust. The Pioneer Fund is a series of a Delaware statutory trust. The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

Limitation of Shareholders' and Series' Liability

     Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Fund's declaration of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                  ADDITIONAL INFORMATION ABOUT THE PIONEER FUND

Investment Adviser

     Pioneer serves as the investment adviser to the Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Fund is responsible for overseeing the performance of the Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for the Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Fund intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for the Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Fund

     Net Asset Value. The Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The Pioneer Fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open at 12:00 noon Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time). In connection with its approval of the Reorganization, the Board of the AmSouth Funds adopted the valuation procedures of the Pioneer Fund. This change did not have a material effect on the valuation methodology employed by the AmSouth Funds.

     The Pioneer Fund generally values its portfolio securities using the amortized cost method. This valuation method assumes a steady rate of amortization of any premium or discount from the date of purchase until the maturity of each security.

     You buy or sell shares at the share price. When you buy Class A, Class B or Class Y shares you do not pay an initial sales charge. However, if you sell Class B shares within five years of purchase, you will pay a contingent deferred sales charge. The Class B shares of the Pioneer Fund you receive in the transaction will retain the holding periods and be subject to the same contingent deferred sales charge as your Class B shares of the AmSouth Fund. Class B shares convert to Class A shares eight years after the original date of purchase. Class B shares issued to the former ISG Fund shareholders will convert to Class A shares seven years after the date of purchase.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in the Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Fund's transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Fund by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction, the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.

     To establish online transaction privileges, complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction, the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of the Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Fund at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in the Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider the fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, such as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          o Are selling over $100,000 or exchanging over $500,000 worth of shares

          o Changed your account registration or address within the last 30 days

          o Instruct the transfer agent to mail the check to an address different from the one on your account

          o    Want the check paid to someone other than the account owner(s)

          o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


Buying, Exchanging and Selling Pioneer Fund Shares

------------------------------------------------------------------------------------------------------------------------------------
                                           Buying Shares                                  Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
      Through your         Normally, your investment firm will send your        Normally, your investment firm will send your
   investment firm         purchase request to the Pioneer Fund's transfer      exchange request to the Pioneer Fund's transfer
                           agent. Consult your investment professional for      agent. Consult your investment professional for
                           more information. Your investment firm may           more information about exchanging your shares.
                           receive a commission from the distributor for
                           your purchase of fund shares. The distributor or
                           its affiliates may pay additional compensation,
                           out of their own assets, to certain investment
                           firms or their affiliates based on objective
                           criteria established by the distributor.

By phone or online         You can use the telephone or online privilege if     After you establish your Pioneer Fund account,
                           you have an existing non-retirement account or       you can exchange Fund shares by phone or online
                           certain IRAs. You can purchase additional fund       if:
                           shares by phone if:                                  o  You are exchanging into an existing account or
                           o  You established your bank account of record          using the exchange to establish a new account,
                              at least 30 days ago                                 provided the new account has a registration
                           o  Your bank information has not changed for at         identical to the original account
                              least 30 days                                     o  The fund into which you are exchanging offers
                           o  You are not purchasing more than $25,000             the same class of shares
                              worth of shares per account per day               o  You are not exchanging more than $500,000
                           o  You can provide the proper account                   worth of shares per account per day
                              identification information                        o  You can provide the proper account
                                                                                   identification information
                           When you request a telephone or online purchase,
                           the transfer agent will electronically debit the
                           amount of the purchase from your bank account of
                           record. The transfer agent will purchase Pioneer
                           Fund shares for the amount of the debit at the
                           offering price determined after the transfer
                           agent receives your telephone or online purchase
                           instruction and good funds. It usually takes
                           three business days for the transfer agent to
                           receive notification from your bank that good
                           funds are available in the amount of your
                           investment.

       In writing,         You can purchase Pioneer Fund shares for an          You can exchange fund shares by mailing or faxing
 by mail or by fax         existing fund account by mailing a check to the      a letter of instruction to the transfer agent.
                           transfer agent. Make your check payable to the       You can exchange Pioneer Fund shares directly
                           Pioneer Fund. Neither initial nor subsequent         through the Pioneer Fund only if your account is
                           investments should be made by third party check.     registered in your name. However, you may not fax
                           Your check must be in U.S. dollars and drawn on      an exchange request for more than $500,000.
                           a U.S. bank. Include in your purchase request        Include in your letter:
                           the fund's name, the account number and the name     o  The name, social security number and signature
                           or names in the account registration.                   of all registered owners
                                                                                o  A signature guarantee for each registered
                                                                                   owner if the amount of the exchange is more
                                                                                   than $500,000
                                                                                o  The name of the fund out of which you are
                                                                                   exchanging and the name of the fund into which
                                                                                   you are exchanging
                                                                                o  The class of shares you are exchanging
                                                                                o  The dollar amount or number of shares you are
                                                                                   exchanging


------------------------------------------------------------------------------------------------------------------------------------
                                Selling Shares                                               How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------
                           Normally, your investment firm will send your        By phone
                           request to sell shares to the Pioneer Fund's         For information or to request a telephone
                           transfer agent. Consult your investment              transaction between 8:00 a.m. and 7:00 p.m.
                           professional for more information. The Pioneer       (Eastern time) by speaking with a shareholder
                           Fund has authorized PFD to act as its agent in       services representative call 1-800-225-6292
                           the repurchase of Pioneer Fund shares from
                           qualified investment firms. The Pioneer Fund         To request a transaction using FactFone(SM) call
                           reserves the right to terminate this procedure       1-800-225-4321
                           at any time.
                                                                                Telecommunications Device for the Deaf (TDD)
                                                                                1-800-225-1997

                           You may sell up to $100,000 per account per day      By mail
                           by phone or online. You may sell Pioneer Fund        Send your written instructions to:
                           shares held in a retirement plan account by          Pioneer Investment Management Shareholder
                           phone only if your account is an eligible IRA        Services, Inc.
                           (tax penalties may apply). You may not sell your     P.O. Box 55014
                           shares by phone or online if you have changed        Boston, Massachusetts 02205-5014
                           your address (for checks) or your bank
                           information (for wires and transfers) in the
                           last 30 days.

                           You may receive your sale proceeds:                  By fax
                           o  By check, provided the check is made payable      Fax your exchange and sale requests to:
                              exactly as your account is registered             1-800-225-4240
                           o  By bank wire or by electronic funds transfer,
                              provided the sale proceeds are being sent to
                              your bank address of record

                           You can sell some or all of your Pioneer Fund        Exchange Privilege
                           shares by writing directly to the Pioneer Fund       You may make up to four exchange redemptions of
                           only if your account is registered in your name.     $25,000 or more per account per calendar year.
                           Include in your request your name, your social
                           security number, the fund's name and any other
                           applicable requirements as described below. The
                           transfer agent will send the sale proceeds to
                           your address of record unless you provide other
                           instructions. Your request must be signed by all
                           registered owners and be in good order. You may
                           not sell more than $100,000 per account per day
                           by fax.

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. The Pioneer Fund will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of the Pioneer Fund. The Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Excessive Trading. Frequent trading into and out of the Fund can disrupt portfolio management strategies, harm fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the Fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the Fund may be adversely affected. Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The Fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

     o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the Fund believes are requested on behalf of market timers. The Fund reserves the right to reject any purchase request by any investor or financial institution if the Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Fund and its shareholders do not incur any gain or loss as a result of a rejected order. The Fund may impose further restrictions on trading activities by market timers in the future. The Fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Minimum Account Size. The Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Pioneer Fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the AmSouth Fund outstanding at the Closing Date of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Fund.

     Other Policies. The Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the Fund to sell or value its portfolio securities or with the permission of the SEC.

     The Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     The Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the Fund's net assets.

Dividends and Capital Gains

     Each day the Pioneer Fund declares substantially all of its net investment income as a dividend to shareholders. Dividends are accrued daily and paid on the last business day of the month. The Pioneer Fund generally pays any distributions of net short-term capital gains at least annually. The Pioneer Fund does not anticipate making any distributions of net long-term capital gains.

     The Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in the Pioneer Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

     For U.S. federal income tax purposes, distributions from the Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for the Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year, the Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of the Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Rule 12b-1 Plans. As described above, the Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares and Class B shares (each, a "Plan"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

     The Class B Plan provides that the Fund shall pay to PFD, as the Fund's distributor for its Class B shares a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The Plan authorizes PFD to pay a service fee to broker-dealers at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

     The Class B Plan is a compensation plan, which provides for a fixed level of fees. Payments under this Plan are not tied exclusively to actual distribution and service expenses, and may exceed (or may be less than) the expenses actually incurred.

     Trustee Approval and Oversight. Each Plan was last approved by the Board of Trustees of the Pioneer Fund, including a majority of the independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 2, 2004. Pursuant to the Plans, at least quarterly, PFD will provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. The Plans' adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of the Pioneer Fund for the past five fiscal years. Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in the Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of the Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, the Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of the Pioneer Fund were audited by Arthur Andersen LLP, the Pioneer Fund's previous independent accountants. Arthur Andersen ceased operations in 2002.


                           PIONEER CASH RESERVES FUND

                              FINANCIAL HIGHLIGHTS

                                                               Year Ended     Year Ended    Year Ended     Year Ended   Year Ended
CLASS A                                                         12/31/04       12/31/03       12/31/02      12/31/01     12/31/00
-------                                                       ------------   ------------   -----------   -----------   -----------
Net asset value, beginning of period .....................    $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
                                                              ------------   ------------   -----------   -----------   -----------
Increase from investment operations:
 Net investment income ...................................    $      0.005 $        0.003   $      0.01   $      0.03   $      0.05
                                                              ------------   ------------   -----------   -----------   -----------
Distributions to shareowners:
 Net investment income ...................................          (0.005)        (0.003)        (0.01)        (0.03)        (0.05)
                                                              ------------   ------------   -----------   -----------   -----------
Net asset value, end of period ...........................    $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
                                                              ============   ============   ===========   ===========   ===========
Total return* ............................................            0.45%          0.26%         1.15%         3.29%         5.53%
 Ratio of net expenses to average net assets+ ............            0.93%          1.00%         0.76%         0.93%         1.02%
 Ratio of net investment income to average net assets+ ...            0.45%          0.26%         1.18%         2.89%         5.36%
 Net assets, end of period (in thousands) ................    $    192,860   $    227,052   $   268,861   $   493,871   $   242,861
Ratios with no waiver of management fees and
 assumptions of expenses by PIM and no reductions for
 fees paid indirectly:
 Net expenses ............................................            0.93%          1.06%         0.93%         0.94%         1.02%
 Net investment income ...................................            0.45%          0.20%         1.01%         2.88%         5.36%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses ............................................            0.93%          0.99%         0.75%         0.89%         0.94%
 Net investment income ...................................            0.45%          0.27%         1.19%         2.93%         5.44%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
+    Ratio with no reduction for fees paid indirectly.

                           PIONEER CASH RESERVES FUND

                              FINANCIAL HIGHLIGHTS

                                                               Year Ended     Year Ended    Year Ended     Year Ended   Year Ended
CLASS B                                                         12/31/04       12/31/03       12/31/02      12/31/01     12/31/00
-------                                                       ------------   ------------   -----------   -----------   -----------
Net asset value, beginning of period .....................    $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
                                                              ------------   ------------   -----------   -----------   -----------
Increase (decrease) from investment operations:
 Net investment income ...................................    $      0.001   $      0.001   $     0.003   $      0.02   $      0.05
                                                              ------------   ------------   -----------   -----------   -----------
Distributions to shareowners:
 Net investment income ...................................          (0.001)        (0.001)       (0.003)        (0.02)        (0.05)
                                                              ------------   ------------   -----------   -----------   -----------
Net asset value, end of period ...........................    $       1.00   $       1.00   $      1.00   $      1.00   $      1.00
                                                              ============   ============   ===========   ===========   ===========
Total return* ............................................            0.06%          0.05%         0.33%         2.42%         4.64%
Ratio of net expenses to average net assets+ .............            1.33%          1.21%         1.59%         1.79%         1.86%
 Ratio of net investment income to average net assets+ ...            0.06%          0.05%         0.31%         2.08%         4.49%
 Net assets, end of period (in thousands) ................    $     46,559   $     59,059   $    84,901   $    55,837   $    34,693
Ratios with no waiver of management fees and assumptions
 of expenses by PIM and no reductions for fees paid
 indirectly:
 Net expenses ............................................            1.81%          1.87%         1.81%         1.79%         1.86%
 Net investment income (loss) ............................           (0.43)%        (0.61)%        0.09%         2.08%         4.49%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses ............................................            1.33%          1.21%         1.58%         1.77%         1.80%
 Net investment income ...................................            0.06%          0.05%         0.32%         2.10%         4.55%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
+    Ratio with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees and officers of your AmSouth Fund or its affiliates, including personnel of your AmSouth Fund's transfer agent, Pioneer Fund's investment adviser, Pioneer, Pioneer Fund's transfer agent, PIMSS, or by broker-dealer firms. ComputerShare Fund Services, has been retained to provide proxy solicitation services to the Funds at a cost of approximately $70,000. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

     An AmSouth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o by filing a written notice of revocation with your AmSouth Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 29, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following shares of the AmSouth Fund were outstanding.

                                      Shares Outstanding
AmSouth Fund                         (as of July 29, 2005)
------------                         ---------------------
AmSouth Prime Money Market Fund
  Class A .......................        410,317,933.800
  Class B .......................          3,091,527.540
  Class I .......................        167,410,949.690

Other Business

     Your AmSouth Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposal 1. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareholders of the AmSouth Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose to adjourn the Meeting with respect to the Fund to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for the Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your AmSouth Fund will set a new record date), your AmSouth Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your AmSouth Fund may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

     o Touchtone telephone voting information is noted on the enclosed proxy card(s).

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through the tabulator. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures, are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o Follow the simple instructions on the Web site. Please call AmSouth Funds at (800) 451-8382 if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

     o    Internet voting information is noted on the enclosed proxy card(s).

Shareholders' Proposals

     Your AmSouth Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your AmSouth Fund, to Michael C. Daniel, President, AmSouth Funds, c/o AmSouth Bank, 1900 Fifth Avenue North, Birmingham, AL 35203 within a reasonable time before any meeting. If the Reorganization is completed, your AmSouth Fund will not hold another shareholder meeting.

Appraisal Rights

     If the Reorganization of your AmSouth Fund is approved at the Meeting, shareholders of your AmSouth Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Fund, however, have the right to redeem their Fund shares until the closing date of the Reorganization.

                     OWNERSHIP OF SHARES OF THE AMSOUTH FUND

     To the knowledge of your AmSouth Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of the AmSouth Fund.

------------------------------------------------------------------------------------
                                                                      Percent of the
                                                                      Class Held by
Fund/Class                                        No. of Shares        Shareholder
------------------------------------------------------------------------------------
 AMSOUTH PRIME MONEY MARKET FUND -- CLASS A
------------------------------------------------------------------------------------
 PERSHING LLC FOR EXCLUSIVE BENEFIT OF            379,898,167.130          91.84%
 1 PERSHING PLAZA
 ATTN CASH MANAGEMENT
 JERSEY CITY NJ 07399-0002
------------------------------------------------------------------------------------
 AMSOUTH PRIME MONEY MARKET FUND -- CLASS B
------------------------------------------------------------------------------------
 PERSHING LLC                                         161,909.410           5.13%
 ONE PERSHING PLAZA
 14TH FLOOR
 JERSEY CITY NJ 07399
------------------------------------------------------------------------------------
 AMSOUTH PRIME MONEY MARKET FUND -- CLASS I
------------------------------------------------------------------------------------
 KENNEBURT & COMPANY                              187,188,291.480          88.44%
 P O BOX 11426 CSTDY UNIT
 ATTN PROPRIETARY FUNDS-RCS 5
 BIRMINGHAM AL 35202-1426
------------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of your AmSouth Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your AmSouth Fund.

     Any shares beneficially owned by AmSouth Bank or other companies controlled by AmSouth Bancorporation (the "AmSouth Companies") and shares over which AmSouth Companies have discretionary voting power will be voted in the manner determined by a special fiduciary independent of the AmSouth Companies.

                     OWNERSHIP OF SHARES OF THE PIONEER FUND

     To the knowledge of your Pioneer Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Pioneer Fund.


--------------------------------------------------------------------------------
                                                       Percentage of
                                                       Class Held by
 Fund/Class        Shareholder Name and Address         Shareholder
--------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
 Class B           Citigroup Global Markets Inc.                5.53%
                   333 West 24th St. 7th Fl.
                   New York, NY 10001-2402
--------------------------------------------------------------------------------
 Class R           Patterson & Co. FBO                         39.94%
                   Global Power Systems & FL 401K Plan
                   1525 West Harris Blvd
                   Charlotte, NC 28288-0001
--------------------------------------------------------------------------------
                   MCB Trust Services Cust FBO                 33.64%
                   Big Boy 401 (K) Plan & Trust
                   700 17th St. Ste 300
                   Denver, CO 80202-3531
--------------------------------------------------------------------------------
                   MCB Trust Services Cust FBO                 14.19%
                   Gerken Retirement Savings Plan
                   700 17th St. Ste 300
                   Denver, CO 80202-3531
--------------------------------------------------------------------------------
 Class Y           Pioneer Funds Distributor Inc.                100%
                   60 State Street
                   Boston, MA 02109-1800
--------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of the Pioneer Fund owned less than 1% of the outstanding shares of the Pioneer Fund.

                                     EXPERTS

AmSouth Funds

     The financial statements and financial highlights of the AmSouth Fund incorporated by reference in the AmSouth Fund's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

     The financial statements and financial highlights of the Pioneer Fund incorporated by reference in the Pioneer Fund's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION

     The AmSouth Fund and the Pioneer Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A -- Form of Agreement and Plan of Reorganization (C/D Reorganizations)

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the day of [__________] 2005, by and between Pioneer [__________] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its sole series Pioneer [__________] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series [__________] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are both set forth on the Statement of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust or By-Laws and the Acquiring Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [__________], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

               (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [__________] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the period ended , 2005], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

          (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

               (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records;

               (N) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

          (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

          (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange

     Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the AmSouth Trust and the Acquiring Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Dates; and

     8.7 The Acquiring Fund shall have made a distribution of at least 80% of its accumulated undistributed realized net capital gains as of seven business days before the Closing Date ("Determination Date") to its shareholders on or about three business days before the Closing Date; provided that the Acquiring Fund shall not be required to make such distribution if (i) such gains do not exceed 3% of the net assets of the Acquiring Fund on such date, both as determined in accordance with GAAP consistently applied and certified by the Acquiring Fund's Treasurer or Assistant Treasurer, or (ii) the Acquiring Fund shall have been notified by the staff of the Commission in response to a request in accordance with Rule 19b-1(e) under the Investment Company Act that the staff objects to the proposed distribution. If the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund would make in September 2005 shall have been made to shareholders of record prior to closing.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, the AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC, 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   AMSOUTH FUNDS
                                          on behalf of AMSOUTH [__________] FUND


By: _________________________________     By: __________________________________
Name:                                     Name:
Title: [Assistant] Secretary              Title: [Vice] President



Attest:                                   PIONEER [__________] FUND
                                          on behalf of PIONEER [__________] FUND


By: _________________________________     By: __________________________________
Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President

            Exhibit B -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Fund described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

----------------------------------------------------------------------------------------------------------------
                                         Net assets of Fund      Management fee rate (as a percentage of average
                 Fund                  (as of March 31, 2005)                   daily net assets)
----------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund      $34,762,141              0.50% of average daily net assets up to $250
                                                                 million, 0.45% of the next $500 million and
                                                                 0.40% of average daily net assets greater than
                                                                 $750 million.
----------------------------------------------------------------------------------------------------------------
Pioneer Variable Contracts Trust
----------------------------------------------------------------------------------------------------------------
Pioneer Money Market VCT Portfolio      $45,232,008             0.50%
----------------------------------------------------------------------------------------------------------------

           Exhibit C -- Portfolio Manager's Discussion of Performance

PIONEER CASH RESERVES FUND
Performance Update 12/31/04 Class A and Class B Shares

Share Prices and Distributions

 Net Asset Value per Share                      12/31/04            12/31/03
Class A Shares                                  $ 1.00              $ 1.00
Class B Shares                                  $ 1.00              $ 1.00


Distributions                 Income            Short-Term          Long-Term
Per Share                     Dividends         Capital Gains       Capital Gain
(1/1/04 -- 12/31/04)
Class A Shares                $ 0.00448         $  --               $  --
Class B Shares                  0.00060


Yields*                       7-Day             7-Day
                            Annualized        Effective
Class A Shares                 1.12%             1.13%
Class B Shares                 0.24%             0.24%

* The 7-day yields do not reflect the deduction of the contingent deferred sales charge (CDSC) for Class B (maximum 4%).


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results.


Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice. Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management Discussion 12/31/04

     Although the U.S. Federal Reserve started to raise short-term interest rates from the lowest levels reached in more than four decades, 2004 remained a year in which money market investments offered extremely low yields by historical measures. Despite five increases in interest rates between June 30 and December 31, the key Fed Funds Rate ended the year at just 2.25%. Throughout the 12 months ended December 31, 2004, Pioneer Cash Reserves Fund maintained a $1 share price and provided modest income consistent with the yields available in the money market. The Fund invests exclusively in high quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.) In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected Pioneer Cash Reserves Fund over the 12 months ended December 31, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q:   How did the Fund perform during 2004?

A: For the 12 months ended December 31, 2004, Class A shares of Pioneer Cash Reserves Fund had a total return of 0.45%, at net asset value. On December 31, 2004, the Fund's seven-day effective yield for Class A shares was 1.13%. For the 12 months, the average total return among the 395 funds in Lipper's Money Market Fund category was 0.60%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during the year?

A: For virtually the entire first half of 2004, the influential Fed Funds Rate remained at a 46-year low of 1.00%. The situation began to change when the Federal Reserve raised the rate on June 30 by one-quarter of one percentage point and signaled that it intended to initiate further increases on a gradual basis. The central bank raised the rate four more times, and the Fed Funds Rate stood at 2.25% at the end of the year. The rate increases occurred against a backdrop of continued economic growth and hints of an increase in inflationary pressure. Economic growth, as measured by growth in Gross Domestic Product (GDP), rose by an average annualized rate of 4.6% during the first nine months of 2004. Affected by the higher costs of energy, the Consumer Price Index rose to about 3.5% by the end of November. While periodic concerns about low new-job creation did arise, in general the Federal Reserve Board believed that the economy was gathering enough strength that monetary policy could be tightened to avert the possibility of increasing inflationary threats. At the end of the year, the Federal Reserve was widely expected to continue to raise short-term rates further in 2005.

Q:   What were your principal strategies in this low-interest rate environment?

A: We held to our commitment to high quality money market instruments. We started gradually to lower the Fund's effective duration so that we could take advantage of higher yields available as the Federal Reserve Board proceeded with its rate increases. At the end of the year, the effective duration of the Fund was 60 days, and we were moving to have a target duration of about 45 days as the new year unfolded.

Q:   What is your investment outlook?

A: We anticipate that the economy will show sustained growth in 2005 and that the Federal Reserve Board will maintain its policy of raising short-term grates gradually. At the same time, because of budget pressures and concern about the federal deficit, the government is likely to put new brakes on spending. The combination of the tighter monetary policy and restrained fiscal policy may act as a drag on the pace of economic growth and ultimately cause a possible change in monetary policy.

     If economic growth does begin to slow, the Federal Reserve may revise its current bias toward raising short-term rates. However, until that appears to be imminent, we intend to continue to keep the Fund's effective duration relatively short to enable us to invest in newer, higher-yielding securities that have the potential to raise the level of income to be distributed to shareholders. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
AMSOUTH MONEY MARKET FUNDS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Christine Taylor
Fund Manager

Kristie K. Jones
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Ms. Taylor manages the taxable AmSouth Money Market mutual funds. She joined the AmSouth Asset Management Division in 2002 after completing AmSouth Bank's Management Associate Program. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned a B.S. in Finance from the University of South Alabama. Ms. Taylor holds a Series 65 license and is a Level II candidate for the Chartered Financial Analyst designation.

Ms. Jones manages the AmSouth Tax-Exempt Money Market Fund. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned her B.S. in Finance with a concentration in Real Estate from the University of Alabama. She holds her Series 7 and Series 65 licenses. Ms. Jones is currently a candidate for Level II of the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Investments in the Prime, the Treasury Reserve, the Tax-Exempt, and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The AmSouth Tax Exempt Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.


--------------------------------------------------------------------------------
Q&A
[Graphic]

Q. What factors affected the Funds' performance during the six-month period ended January 31, 2005?

A. The Federal Reserve Board raised its target short-term interest rate four times, for a total increase of one percentage point. Those increases pushed up yields on short-term debt. Rising short-term yields allowed the Funds to capture additional yield for shareholders as the period progressed.

The Funds' investments had average maturities shorter than those of their benchmarks throughout the period. That strategy provided the flexibility to invest in higher-yielding securities as rates rose, while protecting shareholders' capital. The Funds' relatively short average maturities boosted performance against their benchmarks.+

These Funds, except for the Tax-Exempt Money Market Fund, focus on high-quality fixed- and variable-rate securities. A limited supply of high-quality commercial paper prevented the Funds from adding multiple new commercial paper names to the portfolios. The Funds found opportunities in overnight repurchase agreements, which adjust their yields on a day-to-day basis and therefore reflected changes in Federal Reserve policy. The Tax-Exempt Money Market Fund emphasized variable-rate securities, which benefited from the rising-rate environment.+

o As of January 31, 2005, the Prime Obligations Fund's average maturity was 28 days, compared with 28 days on July 31, 2004 and 59 days on January 31, 2004.+

o As of January 31, 2005, the Tax-Exempt Fund's average maturity was 20 days, compared with 19 days on July 31, 2004 and 35 days on January 31, 2004.+

o As of January 31, 2005, the Treasury Reserve Fund's average maturity was 19 days, compared with 22 days on July 31, 2004 and 45 days on January 31, 2004.+

o As of January 31, 2005, the Institutional Prime Obligations Fund's average maturity was 27 days, compared with 29 days on July 31, 2004 and 64 days on January 31, 2004.+

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

S88571                                                           17975-00-0805

                           PIONEER CASH RESERVES FUND
                    (a series of Pioneer Money Market Trust)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 [      ], 2005



     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated [ ], 2005), which covers Class A, B and Y shares of Pioneer Cash Reserves Fund, a series of Pioneer Money Market Trust, to be issued in exchange for shares of AmSouth Prime Money Market Fund, a series of AmSouth Funds. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION...................................................................2

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE...............................2

ADDITIONAL INFORMATION ABOUT PIONEER CASH RESERVES FUND........................2

         FUND HISTORY..........................................................2

         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS......................3

         MANAGEMENT OF THE FUND................................................3

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................3

         INVESTMENT ADVISORY AND OTHER SERVICES................................3

         PORTFOLIO MANAGERS....................................................3

         BROKERAGE ALLOCATION AND OTHER PRACTICES..............................3

         CAPITAL STOCK AND OTHER SECURITIES....................................3

         PURCHASE, REDEMPTION AND PRICING OF SHARES............................3

         TAXATION OF THE FUND..................................................3

         UNDERWRITERS..........................................................3

         CALCULATION OF PERFORMANCE DATA.......................................3

         FINANCIAL STATEMENTS..................................................4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in a combined Proxy Statement and Prospectus dated [    ],
2005 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of AmSouth Prime Money Market Fund, a series of AmSouth Funds, into Pioneer Cash Reserves Fund, a series of Pioneer Money Market Trust, and in connection with the solicitation by the management of AmSouth Funds of proxies to be voted at the Meeting of Shareholders of AmSouth Prime Money Market Fund to
be held on [    ], 2005.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Cash Reserves Fund's statement of additional information for Class A, B, C, Y, R and Investor Class shares, dated May 1, 2005 (the "SAI") (File No. 033-13179), as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0001016964-05-000188), is incorporated herein by reference.

2. Pioneer Cash Reserves Fund's Annual Report for the fiscal year ended December 31, 2004 (File No. 811-05099), as filed with the Securities and Exchange Commission on April 11, 2005 (Accession No. 0000908996), is incorporated herein by reference.

3. AmSouth Prime Money Market Fund's statement of additional information, dated December 1, 2004 (File No. 33-21660), as filed with the Securities and Exchange Commission on December 8, 2004 (Accession No.
     0000898432-04-001009), is incorporated herein by reference.

4. AmSouth Prime Money Market Fund's Annual Report for the fiscal year ended July 31, 2004 (File No. 81105551), as filed with the Securities and Exchange Commission on October 12, 2004 (Accession No.
     0001145443-04-001533), is incorporated by reference.

5. AmSouth Prime Money Market Fund's Semi-Annual Report for the period ended January 31, 2005 (File No. 811-05551), as filed with the Securities and Exchange Commission on April 11, 2005 (Accession No. 0001206774-05-000567), is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                           PIONEER CASH RESERVES FUND
                    (a series of Pioneer Money Market Trust)

FUND HISTORY

     For additional information about Pioneer Cash Reserves Fund generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer Cash Reserves Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE FUND

     For additional information about Pioneer Money Market Trust's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information
- Share ownership" in Pioneer Cash Reserves Fund's SAI

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer Cash Reserves Fund's SAI.

     Neither Pioneer Investment Management, Inc. ("Pioneer") nor AmSouth Asset Management Inc. ("AAMI") is entitled to be reimbursed for any amounts that AmSouth Bank or its affiliates waived or reimbursed series under the expense limitation arrangement between AAMI and the AmSouth Funds. Neither Pioneer nor the AmSouth Funds will pay AAMI or any subadviser to any series of AmSouth Funds a termination fee in connection with the reorganizations of the series of the AmSouth Funds into corresponding series of Pioneer funds. Pioneer has agreed to compensate AAMI in connection with the reorganizations as is discussed in the Proxy Statement/Prospectus.

PORTFOLIO MANAGERS

     For addition information, see "Portfolio Management" in Pioneer Cash Reserves Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about Pioneer Cash Reserves Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer Cash Reserves Fund, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer Cash Reserves Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer Cash Reserves Fund, see "Tax Status" in the SAI.

UNDERWRITERS

     For additional information about Pioneer Cash Reserves Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in the SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of Pioneer Cash Reserves Fund, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Cash Reserves Fund's SAI.

PIONEER CASH RESERVES FUND
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)

  Pioneer        AmSouth                                                         % of        Pioneer       AmSouth       Pro Forma
Cash Reserves     Prime      Pro Forma                                        Pro Forma   Cash Reserves     Prime        Combined
    Fund          Fund       Combined                                          Combined
 Principal      Principal    Principal                                        Net assets      Market        Market         Market
   Amount        Amount        Amount                                         ----------      Value         Value          Value
-------------   ---------    ---------                                                    -------------    --------        ---------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS     1.6%
                                         Banks                                   1.6%
                                         Thrifts & Mortgage Finance              1.6%
14,915,560                   14,915,560  Federal Home Loan Mortgage Corp.
                                           Multifamily VRD Certificate,
                                           1.12%, 1/15/42                                  $ 14,915,560  $              $ 14,915,560
                                                                                           ------------  ------------   ------------
                                         Total Banks                                       $ 14,915,560  $              $ 14,915,560
                                                                                           ------------  ------------   ------------
                                         TOTAL COLLATERALIZED MORTGAGE
                                           OBLIGATIONS
                                                                                           ------------  ------------   ------------
                                                                                           $ 14,915,560  $              $ 14,915,560
                                                                                           ------------  ------------   ------------
                                         CORPORATE BONDS                        21.3%
                                         Materials                               0.4%
                                         Diversified Chemical                    0.4%
 3,200,000                   3,200,000   E.I. Dupont Nemour, 6.52%, 10/17/05               $  3,299,884  $              $  3,299,884
                                                                                           ------------  ------------   ------------
                                         Total Materials                                   $  3,299,884  $              $  3,299,884
                                                                                           ------------  ------------   ------------
                                         Capital Goods                           2.8%
                                         Industrial Conglomerates                2.4%
 3,725,000                   3,725,000   General Electric Capital Corp.,
                                           Floating Rate, 3/15/05 (b)                      $  3,726,357  $              $  3,726,357
 18,000,000                  18,000,000  General Electric Capital Corp.,
                                           Floating Rate, 12/16/05 (b)                       18,005,432                   18,005,432
                                                                                           ------------  ------------   ------------
                                                                                           $ 21,731,789  $              $ 21,731,789
                                                                                           ------------  ------------   ------------
                                         Industrial Machinery                    0.4%
 4,000,000                   4,000,000   Caterpillar Financial Service
                                           Corp., 1.94%, 4/25/05                           $  4,003,826  $              $  4,003,826
                                                                                           ------------  ------------   ------------
                                         Total Capital Goods                               $ 25,735,615  $              $ 25,735,615
                                                                                           ------------  ------------   ------------
                                         Food & Drug Retailing                   0.6%
                                         Hypermarkets & Supercenters             0.6%
  750,000                    750,000     Wal-Mart Stores, Inc.,
                                           4.15%, 6/15/05                                  $    754,992  $              $    754,992
 5,000,000                   5,000,000   Wal-Mart Stores, Inc., Floating
                                           Rate, 2/22/05 (b)                                  4,999,778                    4,999,778
                                                                                           ------------  ------------   ------------
                                                                                           $  5,754,770  $              $  5,754,770
                                                                                           ------------  ------------   ------------
                                         Total Food & Drug Retailing                       $  5,754,770  $              $  5,754,770
                                                                                           ------------  ------------   ------------
                                         Banks                                   6.1%
                                         Diversified Banks                       6.1%
 7,650,000                   7,650,000   Bank of America Corp., Floating
                                           Rate, 1/31/05 (b)                               $  7,652,321  $              $  7,652,321
 11,250,000                  11,250,000  Bank of America Corp., Floating
                                           Rate, 4/28/05 (b)                                 11,258,032                   11,258,032
 3,870,000                   3,870,000   Bank One Corp., 7.0%, 7/15/05                        3,962,869                    3,962,869
 13,300,000                  13,300,000  Bank One Corp., Floating Rate,
                                           8/23/05 (b)                                       13,313,587                   13,313,587
 4,000,000                   4,000,000   First Union Corp., Floating Rate,
                                           3/31/05 (b)                                        4,003,961                    4,003,961
  425,000                    425,000     Nationsbank Corp., 6.375%, 5/15/05                     431,278                      431,278
 3,150,000                   3,150,000   Nationsbank Corp., 6.875%, 2/15/05                   3,170,949                    3,170,949
 6,475,000                   6,475,000   Wells Fargo & Co., 4.8%, 7/29/05                     6,566,064                    6,566,064
 1,605,000                   1,605,000   Wells Fargo & Co., 7.25%, 8/24/05                    1,653,632                    1,653,632
 3,000,000                   3,000,000   Wells Fargo Financial, 6.75%,
                                           6/1/05                                             3,055,286                    3,055,286
 1,250,000                   1,250,000   Wells Fargo Financial, 7.6%,
                                           5/3/05                                             1,271,691                    1,271,691
                                                                                           ------------  ------------   ------------
                                                                                           $ 56,339,670  $              $ 56,339,670
                                                                                           ------------  ------------   ------------
                                         Total Banks                                       $ 56,339,670  $              $ 56,339,670
                                                                                           ------------  ------------   ------------

                                         Diversified Financials                  9.7%
                                         Asset Management & Custody Banks        0.2%
 2,000,000                   2,000,000   Mellon Funding Corp., 7.50%,
                                           6/15/05                                         $  2,047,069  $              $  2,047,069
                                                                                           ------------  ------------   ------------
                                         Consumer Finance                        3.3%
 6,000,000                   6,000,000   American Express, Floating Rate,
                                           11/4/05 (b)                                     $  6,000,949  $              $  6,000,949
 5,845,000                   5,845,000   American Express, Floating Rate,
                                           4/18/05 (b)                                        5,848,171                    5,848,171
 14,000,000                  14,000,000  National Rural Utilities, 1.76%,
                                           3/10/05                                           14,009,624                   14,009,624
 3,250,000                   3,250,000   National Rural Utilities, 5.50%,
                                           1/15/05                                            3,254,311                    3,254,311
 1,500,000                   1,500,000   National Rural Utilities, 6.125%,
                                           5/15/05                                            1,522,027                    1,522,027
  250,000                    250,000     National Rural Utilities, Floating
                                           Rate, 2/7/05 (b)                                     250,086                      250,086
                                                                                           ------------  ------------   ------------
                                                                                           $ 30,885,168  $              $ 30,885,168
                                                                                           ------------  ------------   ------------
                                         Investment Banking & Brokerage          3.2%
 3,000,000                   3,000,000   Lehman Brothers Holdings, 7.75%,
                                           3/15/05                                         $  3,006,737  $              $  3,006,737
 10,000,000                  10,000,000  Merrill Lynch, 1.1%, 12/2/05                        10,001,081                   10,001,081
 5,000,000                   5,000,000   Merrill Lynch, Floating Rate,
                                           1/5/05 (b)                                         5,000,008                    5,000,008
 3,500,000                   3,500,000   Merrill Lynch, Floating Rate,
                                           2/3/05 (b)                                         3,500,883                    3,500,883
 5,500,000                   5,500,000   Merrill Lynch, Floating Rate,
                                           3/8/05 (b)                                         5,503,919                    5,503,919
 2,055,000                   2,055,000   Morgan Stanley Dean Witter,
                                           7.75%, 6/15/05                                     2,105,650                    2,105,650
                                                                                           ------------  ------------   ------------
                                                                                           $ 29,118,278  $              $ 29,118,278
                                         Diversified Financial Services          3.0%
 10,000,000                  10,000,000  Associates Corp., Floating Rate,
                                           6/27/05 (b)                                     $ 10,000,000  $              $ 10,000,000
 3,000,000                   3,000,000   Citigroup Inc., Floating Rate,
                                           5/19/05 (b)                                        3,001,261                    3,001,261
 11,250,000                  11,250,000  Citigroup Inc., Floating Rate,
                                           9/1/05 (b)                                        11,255,792                   11,255,792
 3,700,000                   3,700,000   General Electric Capital Corp.,
                                           Floating Rate, 1/9/06 (b)                          3,703,514                    3,703,514
                                                                                           ------------  ------------   ------------
                                                                                           $ 27,960,567  $              $ 27,960,567
                                                                                           ------------  ------------   ------------
                                         Total Diversified Financials                      $ 90,011,082  $              $ 90,011,082
                                                                                           ------------  ------------   ------------
                                         Insurance                               1.1%
                                         Multi-Line Insurance                    1.1%
 10,200,000                  10,200,000  American General Finance, Floating
                                           Rate, 3/24/05 (b)                               $ 10,208,011  $              $ 10,208,011
                                                                                           ------------  ------------   ------------
                                         Total Insurance                                   $ 10,208,011  $              $ 10,208,011
                                                                                           ------------  ------------   ------------
                                         Technology Hardware & Equipment         0.5%
                                         Computer Hardware                       0.5%
 5,000,000                   5,000,000   IBM Corp., Floating Rate,
                                           12/8/05 (b)                                     $  5,000,000  $              $  5,000,000
                                                                                           ------------  ------------   ------------
                                         Total Technology Hardware &
                                           Equipment                                       $  5,000,000  $              $  5,000,000
                                                                                           ------------  ------------   ------------
                                         TOTAL CORPORATE BONDS
                                                                                           $196,349,032  $              $196,349,032
                                                                                           ------------  ------------   ------------

                                         U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS                          26.3%
 14,000,000                  14,000,000  Federal Home Loan Mortgage Corp.,
                                           1.28%, 4/22/05                                  $ 14,000,000  $              $ 14,000,000
 6,000,000                   6,000,000   Federal Home Loan Mortgage Corp.,
                                           1.38%, 3/28/05                                     6,000,000                    6,000,000
 14,500,000                  14,500,000  Federal Home Loan Mortgage Corp.,
                                           1.47%, 3/1/05                                     14,500,000                   14,500,000
 15,000,000                  15,000,000  Federal Home Loan Mortgage Corp.,
                                           1.7%, 5/24/05                                     15,000,000                   15,000,000
 10,000,000                  10,000,000  Federal Home Loan Mortgage Corp.,
                                           2.3%, 8/12/05                                     10,000,000                   10,000,000
 28,000,000                  28,000,000  Federal Home Loan Mortgage Corp.,
                                           Floating Rate, 2/04/05 (b)                        27,999,272                   27,999,272
 4,000,000                   4,000,000   Federal National Mortgage
                                           Association, 1.65%, 5/16/05                        4,000,000                    4,000,000
 9,000,000                   9,000,000   Federal National Mortgage
                                           Association, Floating Rate,
                                           4/28/05  (b)                                       8,999,706                    8,999,706
               18,000,000    18,000,000  Federal Home Loan Bank 1.93%
                                           01/14/05                                                        17,987,455     17,987,455
               18,000,000    18,000,000  Federal Home Loan Bank  01/28/05                                  17,972,663     17,972,663
               18,000,000    18,000,000  Freddie Mac 2.189% 2/15/05                                        17,950,748     17,950,748
               17,000,000    17,000,000  Freddie Mac 2.46% 4/26/05                                         16,866,408     16,866,408
               19,000,000    19,000,000  Federal Home Loan Mortgage Corp.
                                           03/01/05                                                        18,928,536     18,928,536
               18,000,000    18,000,000  Fannie Mae 02/04/05                                               17,963,280     17,963,280
               18,000,000    18,000,000  FNMA DSCT 2.41% 03/16/05                                          17,910,830     17,910,830
               17,000,000    17,000,000  FNMA 2.45% 04/11/05                                               16,884,306     16,884,306
                                                                                           ------------  ------------   ------------
                                         TOTAL U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS                                     $100,498,978  $142,464,226   $242,963,204
                                                                                           ------------  ------------   ------------
                                         TEMPORARY CASH INVESTMENTS             50.5%
                                         Commercial Paper                       37.0%
               17,000,000    17,000,000  Abbey National 2.32% 02/11/05                     $              $16,955,082    $16,955,082
               17,000,000    17,000,000  Alfa Corp. 2.24% 02/02/05                                         16,966,151     16,966,151
               18,000,000    18,000,000  Bank of America 2.37% 03/08/05                                    17,921,790     17,921,790
               18,000,000    18,000,000  Bear Stearns 02/07/05                                             17,957,265     17,957,265
               18,000,000    18,000,000  Citicorp 2.18% 01/19/05                                           17,980,380     17,980,380
 4,000,000                   4,000,000   Coca Cola Co., 2.21%, 1/12/05                        3,997,299                    3,997,299
 6,000,000                   6,000,000   Coca Cola Co., 2.21%, 1/26/05                        5,990,792                    5,990,792
               17,000,000    17,000,000  Credit Suisse First Boston
                                           USA 2.17%                                                       16,990,778     16,990,778
               20,000,000    20,000,000  General Electric Capital 2.26%
                                           02/17/05                                                        19,940,989     19,940,989
               18,000,000    18,000,000  Glaxosmithkline 01/27/05                                          17,973,740     17,973,740
               17,000,000    17,000,000  Goldman Sachs 2.33% 01/07/05                                      16,993,398     16,993,398
               18,000,000    18,000,000  Household 2.23% 01/24/05                                          17,974,355     17,974,355
 10,400,000                  10,400,000  Knight Ridder, Inc., 2.26%,
                                           2/1/05 (144A)                                     10,379,760                   10,379,760
               18,000,000    18,000,000  MGIC Investment 01/05/05                                          17,995,620     17,995,620
               18,000,000    18,000,000  Morgan Stanley 2.32% 01/18/05                                     17,980,280     17,980,280
 11,400,000                  11,400,000  PACCAR Financial, 2.36%, 3/11/05                    11,341,690                   11,341,690
 7,490,000                   7,490,000   Pfizer Inc., 2.01%, 1/3/05                          7,489,164                     7,489,164
               18,000,000    18,000,000  Pfizer Inc., 1.96%, 1/12/05                                       17,989,220     17,989,220
               18,000,000    18,000,000  Royal Bank of Scotland 2.16%
                                           01/18/05                                                        17,981,640     17,981,640
               18,000,000    18,000,000  Soc General 2.38% 03/09/05                                        17,920,270     17,920,270
               17,000,000    17,000,000  Toyota Manufacturer 2.08% 01/03/05                                16,998,035     16,998,035
               18,000,000    18,000,000  UBS Financial 2.245% 02/03/05                                     17,962,957     17,962,957
                                                                                           ------------  ------------   ------------
                                                                                           $ 39,198,705  $302,481,950   $341,680,655
                                         Repurchase Agreement                   13.5%
 10,000,000                  10,000,000  UBS Warburg, Inc., 1.00%, dated
                                         12/31/04, repurchase price of
                                         10,000,000 plus accrued interest
                                         on 1/3/05 collateralized by
                                         $9,964,000 U.S. Treasury Bill,
                                         6.75%, 5/15/05                                    $ 10,000,000  $              $10,000,000
               57,119,772    57,119,772  Goldman Sachs 2.27% 01/03/05                                     57,119,772     57,119,772
               57,119,772    57,119,772  Wachovia Bank 2.28% 01/03/05                                     57,119,772     57,119,772
                                                                                           ------------  ------------   ------------
                                                                                           $ 10,000,000  $114,239,544   $124,239,544

                                                                                           ------------  ------------   ------------
                                         TOTAL TEMPORARY CASH INVESTMENTS                  $ 49,198,705  $416,721,494   $465,920,199
                                                                                           ------------  ------------   ------------

                                                                                           ------------  ------------   ------------
                                         TOTAL INVESTMENT IN SECURITIES         99.6%      $360,962,275  $559,185,720   $920,147,995
                                                                                           ------------  ------------   ------------

                                                                                           ------------  ------------   ------------
                                         OTHER ASSETS AND LIABILITIES            0.4%      $  4,365,422  $ -1,042,936    $3,322,486
                                                                                           ------------  ------------   ------------

                                                                                           ------------  ------------   ------------
                                         TOTAL NET ASSETS                      100.0%      $365,327,697  $558,142,784   $923,470,481
                                                                                           ------------  ------------   ------------
                                         Total Investment at Cost                          $360,962,275  $559,185,720   $920,147,995

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Cash Reserves Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

Pioneer Cash Reserves Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                                       Prime MMF
                                                                     Pioneer Cash     Money Market    Pro Forma        Pro Forma
                                                                     Reserves Fund       Fund        Adjustments       Combined
                                                                     -------------    ------------   -----------       ---------
ASSETS:
    Investment in securities (Cost $360,962,275 and $559,185,720,     $360,962,275    $559,185,720   $                 $920,147,995
          respectively)                                                                                                           -
    Cash                                                                    82,715               1                           82,716
    Receivables -                                                                                                                 -
       Investment securities sold                                           90,375                                           90,375
       Fund shares sold                                                  4,965,531                                        4,965,531
       Interest                                                          1,437,715           7,413                        1,445,128
       Due from Pioneer Management, Inc.                                     4,547                                            4,547
    Other                                                                   14,256         135,878                          150,134
                                                                      ------------    ------------                     ------------
          Total assets                                                $367,557,414    $559,329,012   $                 $926,886,426
                                                                      ------------    ------------                     ------------
LIABILITIES:
    Payables -
       Fund shares repurchased                                        $  1,513,892    $    699,269   $                 $  2,213,161
       Dividends                                                            14,213                                           14,213
    Due to affiliates                                                      362,634                                          362,634
    Accrued expenses                                                       338,978         486,959                          825,937
                                                                      ------------    ------------                     ------------
          Total liabilities                                           $  2,229,717    $  1,186,228   $                 $  3,415,945
                                                                      ------------    ------------                     ------------
NET ASSETS:
    Paid-in capital                                                   $365,402,836    $558,144,906   $                 $923,547,742
    Undistributed net investment income                                     10,919               -                           10,919
    Accumulated net realized loss on investments                           (86,058)         (2,122)                         (88,180)
                                                                      ------------    ------------                     ------------
          Total net assets                                            $365,327,697    $558,142,784   $                 $923,470,481
                                                                      ============    ============                     ============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
    Class A                                                            193,016,456     390,910,933                      583,927,389
                                                                      ============    ============                     ============
    Class I                                                                            164,181,791    (164,181,791)(a)            -
                                                                      ============    ============                     ============
    Class B                                                             46,524,624       3,077,409                       49,602,033
                                                                      ============    ============                     ============
    Class C                                                             34,402,675               -                       34,402,675
                                                                      ============    ============                     ============
    Class R                                                                319,041                                          319,041
                                                                      ============    ============                     ============
    Class Y                                                                                            164,181,791 (a)  164,181,791
                                                                      ============    ============                     ============
    Investor Class                                                      91,160,344                                       91,160,344
                                                                      ============    ============                     ============
NET ASSET VALUE PER SHARE:
    Class A                                                           $       1.00    $       1.00                     $       1.00
                                                                      ============    ============                     ============
    Class I                                                                                   1.00
                                                                      ============    ============                     ============
    Class B                                                           $       1.00    $       1.00                     $       1.00
                                                                      ============    ============                     ============
    Class C                                                           $       1.00    $                                $       1.00
                                                                      ============    ============                     ============
    Class R                                                           $       1.00    $                                $       1.00
                                                                      ============    ============                     ============
    Class Y                                                                                                            $       1.00
                                                                      ============    ============                     ============
    Investor Class                                                    $       1.00    $       1.00                     $       1.00
                                                                      ============    ============                     ============

(a) Class A, Class B, and Class I shares of Amsouth Prime Money Market Fund are exchanged for Class A, Class B, and Class Y shares of Pioneer Cash Reserves Fund.

           See accompanying notes to pro forma financial statements.

Pioneer Cash Reserves Fund
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(Unaudited)

                                                                    Pioneer Cash     Prime Money     Pro Forma         Pro Forma
                                                                   Reserves Fund     Market Fund    Adjustments         Combined
                                                                   -------------     -----------    -----------        ---------
INVESTMENT INCOME:
    Interest                                                         $5,612,236      $ 8,697,530                      $ 14,309,766
                                                                     ----------      -----------                      ------------
            Total investment income                                  $5,612,236      $ 8,697,530                      $ 14,309,766
                                                                     ----------      -----------                      ------------
EXPENSES:
    Management fees                                                  $1,612,511      $ 2,532,990    $   (36,901)(c)   $  4,108,600
    Transfer agent fees and expenses                                                     156,218       (156,218)(c)              -
       Class A                                                          816,922                         563,494 (c)      1,380,416
       Class B                                                          231,006                           9,520 (c)        240,526
       Class C                                                          170,569                                            170,569
       Class R                                                              540                                                540
       Investor Class                                                    17,744                                             17,744
       Class Y                                                                -                          21,367 (c)         21,367
    Shareholder Servicing fees
       Class A                                                                -        1,096,211     (1,096,211)(c)              -
       Class B                                                                -            7,486         (7,486)(c)              -
       Class I                                                                -          287,652       (287,652)(c)              -
    Distribution fees
       Class A                                                          355,630                         606,840 (c)        962,470
       Class B                                                          682,377           22,459          7,292 (c)        712,128
       Class C                                                          750,238                                            750,238
       Class R                                                            1,587                                              1,587
    Administrative expenses                                              57,677        1,378,754     (1,253,950)(c)        182,481
    Custodian fees                                                       39,521          174,145       (111,743)(c)        101,923
    Registration fees                                                   114,065           26,927                           140,992
    Professional fees                                                    43,003          131,470       (131,470)(a)         43,003
    Printing expense                                                     22,339           87,499                           109,838
    Fees and expenses of nonaffiliated trustees                           7,932           24,682        (24,682)(a)          7,932
    Miscellaneous                                                           648           76,797              -             77,445
                                                                     ----------      -----------    -----------       ------------
         Total expenses                                              $4,924,309      $ 6,003,290    $(1,897,800)      $  9,029,799
         Less management fees waived and expenses
            reimbursed by PIM                                          (610,542)      (1,245,083)     1,245,083 (b)       (610,542)
         Less fees paid indirectly                                       (6,461)                                            (6,461)
                                                                     ----------      -----------    -----------       ------------
         Net expenses                                                $4,307,306      $ 4,758,207    $  (652,717)      $  8,412,796
                                                                     ----------      -----------    -----------       ------------
            Net investment income                                    $1,304,930      $ 3,939,323    $   652,717       $  5,896,970
                                                                     ----------      -----------    -----------       ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                 $     (570)     $              $                 $       (570)
                                                                     ----------      -----------    -----------       ------------
       Net increase in net assets resulting from operations          $1,304,360      $ 3,939,323    $   652,717       $  5,896,400
                                                                     ==========      ===========    ===========       ============

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense limitation conformed to Pioneer Cash Reserves Fund's management contract.
(c) Reflects change in fee structure to conform to Pioneer Cash Reserves Fund's management, transfer agent, custody and distribution plan agreements.


           See accompanying notes to pro forma financial statements.

Pioneer Cash Reserves Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.   Description of the Fund

Pioneer Cash Reserves Fund (the Fund), a series of the Pioneer Money Market Trust, is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high quality short-term securities.

The Trustees have authorized the issuance of five classes of shares of the Fund. After the merger, the Fund will offer six classes of shares - Class A, Class B, Class C, Class R, Investor Class and Class Y shares. Class Y shares are being offered as part of the acquisition. Class R shares and Investor Class shares were first publicly offered on April 1, 2003 and December 10, 2004, respectively. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Shares of Class A, Class B, Class C, Class R, Investor Class and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively. There is no distribution plan for Investor Class shares and Class Y shares.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of AmSouth Prime Money Market Fund by the Fund, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the
"Reorganization") among these two Funds, the combination of the Fund and AmSouth Prime Money Market

Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of AmSouth Prime Money Market Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and AmSouth Prime Money Market Fund have been combined as of and for the most recent fiscal year ended December 31, 2004. Following the acquisition, the Fund will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and AmSouth Prime Money Market Fund included in their annual reports to shareowners dated December 31, 2004 and July 31, 2004, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.   Security Valuation

Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of AmSouth Prime Money Market Fund as of December 31, 2004, divided by the net asset value per share of the Fund's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:

-------------------------------------------------------------------------------------------------------
                                Shares of             Additional Shares            Total Outstanding
                                The Fund               Assumed Issued                   Shares
 Class of Shares             Pre-Combination          In Reorganization            Post-Combination
-------------------------------------------------------------------------------------------------------
Class A                      193,016,456              390,910,933                  583,927,389
-------------------------------------------------------------------------------------------------------
Class B                      46,524,624               3,077,409                    49,602,033
-------------------------------------------------------------------------------------------------------
Class C                      34,402,675                                            34,402,675
-------------------------------------------------------------------------------------------------------
Class R                      319,041                                               319,041
-------------------------------------------------------------------------------------------------------
Class Y                                               164,181,791                  164,181,791
-------------------------------------------------------------------------------------------------------
Investor Class               91,160,344                                            91,160,344
-------------------------------------------------------------------------------------------------------

5.   Federal Income Taxes

    Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The identified cost of investments for these Funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                     PART C

                                OTHER INFORMATION
                           PIONEER MONEY MARKET TRUST
                            (on behalf of its series,
                           Pioneer Cash Reserves Fund)

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Money Market Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-13179 and 811-05099) as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0001016964-05-000188), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)         Agreement and Declaration of Trust                                    (1)

(1)(b)         Amendment to Agreement and Declaration of Trust to establish          (6)
               Investor Class Shares

(2)            By-Laws                                                               (1)

(3)            Not applicable

(4)            Form of Agreement and Plan of Reorganization                          (9)

(5)            Reference is made to Exhibits (1) and (2) hereof

(6)(a)         Management Contract                                                   (3)

(6)(b)         Expense Limitation Agreement for Investor Class Shares                (6)

(7)(a)         Underwriting Agreement with Pioneer Funds Distributor, Inc.           (3)

(7)(b)         Dealer Sales Agreement                                                (5)

(8)            Not applicable

(9)            Custodian Agreement with Brown Brothers Harriman & Co.                (6)

(10)(a)        Multiple Class Plan Pursuant to Rule 18f-3                            (6)

(10)(b)        Class A Distribution Plan                                             (2)

(10)(c)        Class B Distribution Plan                                             (3)

(10)(d)        Class C Distribution Plan                                             (2)

(10)(e)        Class R Distribution Plan                                             (4)

(10(f)         Class R Service Plan                                                  (4)

(11)           Opinion of Counsel (legality of securities being offered)             (7)

(12)           Form of opinion as to tax matters and consent                         (*)

(13)(a)        Investment Company Service Agreement with Pioneering                  (6)
               Services Corporation

(13)(b)        Administration Agreement with Pioneer Investment Management, Inc.     (6)

(13)(c)        Form of Services Agreement for Class Y Shares                         (*)

(14)           Consent(s) of Independent Registered Public Accounting Firm           (*)

(15)           Not applicable

(16)           Powers of Attorney                                                    (6)

(17)(a)        Code of Ethics                                                        (6)

(17)(b)        Form of Proxy Card                                                    (7)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-13179; 811-05099), as filed with the Securities and Exchange Commission on March 29, 1995 (Accession no. 0000812195-95-000013).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-13179; 811-05099), as filed with the Securities and Exchange Commission on April 29, 1996 (Accession no. 0000812195-96-000009).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A

(File Nos. 33-13179; 811-05099), as filed with the Securities and Exchange Commission on March 1, 2002 (Accession no. 0000812195-02-000004).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-13179; 811-05099), as filed with the Securities and Exchange Commission on February 18, 2003 (Accession No. 0000831120-03-000004).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-13179; 811-05099), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001016964-04-000118).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-13179; 811-05099), as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0001016964-05-000188).

(7) Previously filed. Incorporated by reference from exhibited filed with the Registrant's Initial Registration Statement on Form N-14 (File No. 333-126372), as filed with the Securities and Exchange Commission on July 5, 2005 (Accession No. 0001145443-05-001512).

(8) Previously filed. Incorporated by reference from exhibited filed with the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (File No. 333-126372), as filed with the Securities and Exchange Commission on August 1, 2005 (Accession No. 0001145443-05-001684).

(9) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 will be filed with the SEC upon closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of August, 2005.

                             Pioneer Money Market Trust,
                             on behalf of its series, Pioneer Cash Reserves Fund

                             /s/ Osbert M. Hood
                             ---------------------------------------------------

                             Osbert M. Hood
                             Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                                   Title                        Date

/s/ John F. Cogan, Jr.                Chairman of the Board, Trustee,     August 18, 2005
----------------------
John F. Cogan, Jr.                    and President

/s/ Vincent Nave                      Chief Financial Officer,            August 18, 2005
----------------------
Vincent Nave                          Principal Accounting Officer, and
                                      Treasurer
         *
----------------------
Mary K. Bush                          Trustee
         *
----------------------
David R. Bock                         Trustee
         *
----------------------
Margaret B.W. Graham                  Trustee

/s/ Osbert M. Hood                                                        August 18, 2005
----------------------
Osbert M. Hood                        Trustee

         *
----------------------
Marguerite A. Piret                   Trustee
         *
----------------------
Steven K. West                        Trustee
         *
----------------------
John Winthrop                         Trustee

*  By:   /s/ Osbert M. Hood                                               August 18, 2005
         --------------------------------------
         Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description

(12)              Form of opinion as to tax matters and consent

(13)(c)           Form of Services Agreement for Class Y Shares

(14)              Consent(s) of Independent Registered Public Accounting Firm